Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
EI0525820
36155WAE6
458207AG2
Issuer
UPC GERMANY GMBH
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs, JP Morgan
Calyon Securities, Deutsche
Bank, Janney Montgomery Scott,
Morgan Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital,
Credit Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs, JP
Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
UNITY 9 5/8 12/01/19
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/17/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
665,000,000
425,000,000
500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
665,000,000
425,000,000
500,000,000
Public offering price
97.652
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
B3 / B-
B2 / BB-
B3 / B+
Current yield
9.63%
8.37%
8.15%
Benchmark vs Spread (basis points)
668
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
4,290,000
 $
4,189,270.80
0.63%
3.56%
2.95%
12/31/2009
DWS High Income Plus Fund
905,000
 $
883,750.60
0.13%
3.56%
3.11%
12/31/2009
DWS High Income Trust
530,000
 $
517,555.60
0.08%
3.56%
3.92%
12/31/2009
DWS High Income VIP
550,000
 $
537,086.00
0.08%
3.56%
2.99%
12/31/2009
DWS Multi Market Income Trust
610,000
 $
595,677.20
0.09%
3.56%
3.04%
12/31/2009
DWS Strategic Income Fund
455,000
 $
444,316.60
0.07%
3.56%
0.83%
12/31/2009
DWS Strategic Income Trust
160,000
 $
156,243.20
0.02%
3.56%
3.09%
12/31/2009
Total
7,500,000
 $
7,323,900.00
1.10%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
989701AX5
459902AR3
018772AL7
Issuer
ZIONS BANCORP
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Deutsche Bank, Goldman Sachs,
Bank of America, JP Morgan
Securities, Zions Direct
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
ZION 7 3/4 09/23/14
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/18/2009
6/10/2009
6/26/2009
Total amount of offering sold
to QIBs
450,000,000
500,000,000
570,000,000
Total amount of any concurrent
public offering
0
0
0
Total
450,000,000
500,000,000
570,000,000
Public offering price
86.888
99.453
95.177
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
1.25%
0.65%
2.00%
Rating
BBB-
Baa2 / BBB
B2 / B+
Current yield
8.57%
6.57%
9.68%
Benchmark vs Spread (basis points)
538bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,835,000
$5,938,794.80
1.52%
3.80%
0.32%
9/25/2009
DWS HIGH INCOME PLUS FUND
DWS
1,430,000
$1,242,498.40
0.28%
3.79%
0.70%
9/25/2009
DWS HIGH INCOME TRUST
DWS
830,000
$721,170.40
0.16%
3.79%
0.89%
9/25/2009
DWS HIGH INCOME VIP
DWS
855,000
$742,892.40
0.17%
3.80%
0.49%
9/25/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
70,000
$60,821.60
0.01%
3.78%
-1.23%
9/25/2009
DWS MULTI MARKET INCOME TRUST
DWS
895,000
$777,647.60
0.17%
3.80%
0.57%
9/25/2009
DWS STRATEGIC INCOME FUND
DWS
695,000
$603,871.60
0.13%
3.79%
0.89%
9/25/2009
DWS STRATEGIC INCOME TRUST
DWS
250,000
$217,220.00
0.05%
3.80%
0.65%
9/25/2009
DWS STRATEGIC INCOME VIP
DWS
140,000
$121,643.20
0.03%
3.77%
0.72%
9/25/2009
Total


$10,426,560.00
2.52%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
97314XAE4
018772AL7
172441AR8
Issuer
WIND ACQUISITION FIN SA
ALLIANCE ONE INTL INC
CINEMARK USA INC
Underwriters
Bank IMI, BNP Paribas, Calyon,
Citigroup, Credit Suisse, Deutsche
Bank, Goldman Sachs, JP
Morgan, MPS Capital Services
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Barclays, Deutsche Bank, JP
Morgan,  Morgan Stanley, Bank of
America, Credit Suisse, Wachovia
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
WINDIM 11 3/4 07/15/17
AOI 10 07/15/16
CNK 8 5/8 06/15/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2009
6/26/2009
6/16/2009
Total amount of offering sold to
QIBs
2,000,000,000
570,000,000
470,000,000
Total amount of any concurrent
public offering
0
0
0
Total
2,000,000,000
570,000,000
470,000,000
Public offering price
97.492
95.177
97.560
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
2.00%
2.00%
Rating
B2 / BB-
B2 / B+
B3 / B-
Current yield
10.52%
9.68%
8.21%
Benchmark vs Spread (basis points)
883bp
782bp
531bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
7,000,000
$6,824,440.00
0.35%
15.65%
11.27%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,400,000
$1,364,888.00
0.07%
15.65%
11.13%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
800,000
$779,936.00
0.04%
15.65%
12.89%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
500,000
$487,460.00
0.02%
15.65%
15.50%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
200,000
$194,984.00
0.01%
15.65%
8.22%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
100,000
$97,492.00
0.00%
15.65%
8.81%
9/30/2009
Total


$9,749,200.00
0.50%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92769VAA7
00206RAP7
00206RAR3
Issuer
Virgin Media Finance
AT&T Incorporated
AT&T Incorporated
Underwriters
BNP Paribas, Calyon Securities,
Deutsche Bank Securities, Goldman
Sachs, HSBC Securities, JP Morgan,
RBS Securities, Barclays Capital,
Fortis Securities, Lloyds TSB, UBS
Investment Bank
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital, Mitsubishi UFJ, Samual
A Ramirez
Banc of America Securities, Citigroup,
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
VMED 9.5% 08/15/2016
T 6.7% 11/15/2013
T 5.8% 02/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/29/2009
11/12/2008
1/29/2009
Total amount of offering sold to QIBs
1,350,000,000
1,500,000,000
2,250,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,350,000,000
1,500,000,000
2,250,000,000
Public offering price
95.574
99.829
99.689
Price paid if other than public
offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.08%
0.35%
0.45%
Rating
B2/B
A2/A
A2/A
Current yield
9.94%
6.71%
5.82%
Benchmark vs Spread (basis points)
721bp
437bp
300bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
7,715,000.00
 $  7,373,534
0.57%
3.06%
2.47%
6/30/2009
DWS High Income Plus Fund
DWS
1,585,000.00
 $  1,514,848
0.12%
3.06%
2.48%
6/30/2009
DWS High Income VIP
DWS
1,000,000.00
 $     955,740
0.07%
3.06%
2.58%
6/30/2009
DWS Multi Market Income Trust
DWS
810,000.00
 $     774,149
0.06%
3.06%
2.47%
6/30/2009
DWS Strategic Income Fund
DWS
570,000.00
 $     544,772
0.04%
3.06%
1.11%
6/30/2009
DWS Strategic Income VIP
DWS
100,000.00
 $      95,574
0.01%
3.06%
2.55%
6/30/2009
DWS Strategic Income Trust
DWS
220,000.00
 $     210,263
0.02%
3.06%
1.27%
6/30/2009
Total

12,000,000
 $11,468,880
0.89%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
913405AD8
983130AL9
458207AG2
Issuer
UNIVERSAL CITY DEVELOPMENT
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch,
Barclays, Deutsche Bank, Goldman
Sachs, JP Morgan, Morgan Stanley
Bank of America Merrill Lynch,
Deutsche Bank, BNP Paribas, RBS,
UBS
Bank of America, Barclays Capital,
Credit Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs,
JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
UCD 8 7/8 11/15/15
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2009
10/9/2009
10/14/2009
Total amount of offering sold
to QIBs
400,000,000
500,000,000
500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
400,000,000
500,000,000
500,000,000
Public offering price
98.856
97.823
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B3 / CCC+
Ba2e / BB+
B3 / B+
Current yield
8.88%
7.74%
8.15%
Benchmark vs Spread (basis points)
635
504
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,140,000.00
 $
1,126,958.40
0.28%
-1.37%
0.00%
11/6/2009
DWS High Income Plus Fund
240,000.00
 $
237,254.40
0.06%
-1.37%
0.18%
11/6/2009
DWS High Income Trust
145,000.00
 $
143,341.20
0.04%
-1.37%
-0.23%
11/6/2009
DWS High Income VIP
145,000.00
 $
143,341.20
0.04%
-1.37%
0.00%
11/6/2009
DWS Multi Market Income Trust
165,000.00
 $
163,112.40
0.04%
-1.37%
-0.11%
11/6/2009
DWS Strategic Income Fund
120,000.00
 $
118,627.20
0.03%
-1.37%
0.00%
11/6/2009
DWS Strategic Income Trust
45,000.00
 $
44,485.20
0.01%
-1.37%
-0.16%
11/6/2009
Total
2,000,000.00
 $
1,977,120.00
0.49%



Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
913405AF3
983130AL9
458207AG2
Issuer
UNIVERSAL CITY DEVELOPMENT
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch,
Barclays, Deutsche Bank, Goldman
Sachs, JP Morgan, Morgan Stanley
Bank of America Merrill Lynch,
Deutsche Bank, BNP Paribas, RBS,
UBS
Bank of America, Barclays Capital,
Credit Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs,
JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
UCD 10 7/8 11/15/16
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2009
10/9/2009
10/14/2009
Total amount of offering sold to
QIBs
225,000,000
500,000,000
500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
225,000,000
500,000,000
500,000,000
Public offering price
98.796
97.823
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
B3 / CCC+
Ba2e / BB+
B3 / B+
Current yield
10.88%
7.74%
8.15%
Benchmark vs Spread (basis points)
807
504
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
570,000
 $
563,137.20
0.25%
1.47%
0.00%
10/27/2009
DWS High Income Plus Fund
120,000.00
 $
118,555.20
0.05%
1.47%
0.00%
10/27/2009
DWS High Income Trust
70,000.00
 $
69,157.20
0.03%
1.47%
0.00%
10/27/2009
DWS High Income VIP
75,000.00
 $
74,097.00
0.03%
1.47%
0.00%
10/27/2009
DWS Multi Market Income Trust
85,000.00
 $
83,976.60
0.04%
1.47%
0.00%
10/27/2009
DWS Strategic Income Fund
60,000.00
 $
59,277.60
0.03%
1.47%
0.00%
10/27/2009
DWS Strategic Income Trust
20,000.00
 $
19,759.20
0.01%
1.47%
0.00%
10/27/2009
Total
1,000,000
 $
987,960.00
0.44%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
90320RAA2
36155WAE6
458207AG2
Issuer
UPC GERMANY GMBH
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs, JP Morgan
Calyon Securities, Deutsche Bank,
Janney Montgomery Scott, Morgan
Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital,
Credit Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs,
JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
UNITY 8 1/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/17/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
845,000,000
425,000,000
500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
845,000,000
425,000,000
500,000,000
Public offering price
97.844
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
B1 / BB-
B2 / BB-
B3 / B+
Current yield
7.90%
8.37%
8.15%
Benchmark vs Spread (basis points)
670
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
2,860,000
 $
2,798,338.40
0.34%
3.35%
2.95%
12/31/2009
DWS High Income Plus Fund
605,000
 $
591,956.20
0.07%
3.35%
3.11%
12/31/2009
DWS High Income Trust
350,000
 $
342,454.00
0.04%
3.35%
3.92%
12/31/2009
DWS High Income VIP
365,000
 $
357,130.60
0.04%
3.35%
2.99%
12/31/2009
DWS Multi Market Income Trust
410,000
 $
401,160.40
0.05%
3.35%
3.04%
12/31/2009
DWS Strategic Income Fund
300,000
 $
293,532.00
0.03%
3.35%
0.83%
12/31/2009
DWS Strategic Income Trust
110,000
 $
107,628.40
0.01%
3.35%
3.09%
12/31/2009
Total
5,000,000
 $
4,892,200.00
0.59%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2
68268NAE3
278058DH2
Issuer
TRANS CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche
Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities, SG
Americas Securities
SunTrust Robinson Humphrey, JP Morgan,
RBS Greenwich Capital, Barclays Capital,
BNP Paribas, US Bancorp Investments,
Wedbush Morgan Securities
Banc of America Securities LLC, Goldman
Sachs, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.125% 01/15/19
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
750,000,000
500,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
500,000,000
300,000,000
Public offering price
99.977
99.665
99.49
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.13%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%
3.27%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%
4.80%
0.70%
3/31/2009
DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%
3.27%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%
4.37%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%
4.37%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%
4.37%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%
4.37%
2.19%
3/31/2009
Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9
68268NA
278058DH2
Issuer
TRANS-CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche
Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities, SG
Americas Securities
SunTrust Robinson Humphrey, JP Morgan,
RBS Greenwich Capital, Barclays
Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman
Sachs, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.625% 01/15/39
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
HSBC Bank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to
QIBs
1,250,000,000
500,000,000
300,000,000
Total amount of any concurrent
public offering
0
0
0
Total
1,250,000,000
500,000,000
300,000,000
Public offering price
99.148
99.67
99.49
Price paid if other than public
offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.69%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%
0.75%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%
1.89%
-2.99%
3/5/2009
DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%
0.75%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%
-0.27%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%
-0.27%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%
-0.27%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%
-0.27%
2.19%
3/31/2009
Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89236LAA0
459902AR3
018772AL7
Issuer
TOYS R US PROPERTY CO
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Deutsche Bank,
Goldman Sachs, Wachovia,
Citigroup, Credit Suisse, Morgan
Stanley
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TOY 10 3/4 07/15/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
950,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
950,000,000
500,000,000
570,000,000
Public offering price
97.399
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B3 / B+
Baa2 / BBB
B2 / B+
Current yield
10.00%
6.57%
9.68%
Benchmark vs Spread (basis points)
787bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
9,835,000
$9,579,191.65
1.04%
10.37%
11.27%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,860,000
$1,811,621.40
0.19%
10.37%
11.13%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,575,000
$1,534,034.25
0.16%
10.37%
12.89%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
1,075,000
$1,047,039.25
0.11%
10.37%
8.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
435,000
$423,685.65
0.04%
10.37%
13.03%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
220,000
$214,277.80
0.02%
10.37%
8.81%
9/30/2009
Total


$14,609,850.00
1.56%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
89236MAA8
36155WAE6
458207AG2
Issuer
TOYS R US PROPERTY CO II
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Bank of America, Deutsche Bank,
Goldman Sachs, Wells Fargo,
Barclays, Citigroup, Credit Suisse,
JP Morgan, Morgan Stanley
Calyon Securities, Deutsche Bank,
Janney Montgomery Scott, Morgan
Stanley, Oppenheimer, RBC
Bank of America, Barclays Capital,
Credit Suisse, Morgan Stanley,
Deutsche Bank, Goldman Sachs,
JP Morgan
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
TOY 8 1/2 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or
co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer
from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/10/2009
10/29/2009
10/14/2009
Total amount of offering sold
to QIBs
725,000,000
425,000,000
500,000,000
Total amount of any concurrent
public offering
0
0
0
Total
725,000,000
425,000,000
500,000,000
Public offering price
98.573
99.170
99.166
Price paid if other than public
offering price
N/A
N/A
N/A
Underwriting spread or commission
1.97%
2.00%
1.75%
Rating
Ba2 / B+
B2 / BB-
B3 / B+
Current yield
8.19%
8.37%
8.15%
Benchmark vs Spread (basis points)
553
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
2,855,000.00
 $
2,814,259.15
0.39%
0.94%
0.00%
11/10/2009
DWS High Income Plus Fund
605,000.00
 $
596,366.65
0.08%
0.94%
0.00%
11/10/2009
DWS High Income Trust
360,000.00
 $
354,862.80
0.05%
0.94%
0.00%
11/10/2009
DWS High Income VIP
360,000.00
 $
354,862.80
0.05%
0.94%
0.00%
11/10/2009
DWS Multi Market Income Trust
410,000.00
 $
404,149.30
0.06%
0.94%
0.00%
11/10/2009
DWS Strategic Income Fund
300,000.00
 $
295,719.00
0.04%
0.94%
0.00%
11/10/2009
DWS Strategic Income Trust
110,000.00
 $
108,430.30
0.01%
0.94%
0.00%
11/10/2009
Total
5,000,000.00
 $
4,928,650.00
0.68%










^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is
listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
880451AX7
057224AX5
037411AV7
Issuer
TENNESSEE GAS PIPELINE
BAKER HUGHES INCORPORATED
APACHE CORPORATION
Underwriters
Bank of America Securities LLC,
Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital
Banc of America Securities LLC,
Citigroup, JP Morgan, Barclays Capital,
BBVA Securities, Danske Markets, Goldman
Sachs, Greenwich Capital Markets, Lazard
Capital Markets, Morgan Stanley, UBS
Securities, UniCredit Capital Markets
Goldman Sachs, JP Morgan, Banc of
America Securities LLC, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8% 02/01/16
BHI 6.5% 11/15/13
APA 6.9% 0915/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
10/23/2008
9/26/2008
Total amount of offering sold to QIBs
250,000,000
500,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
500,000,000
400,000,000
Public offering price
94.881
99.76
99.59
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.60%
0.65%
Rating
Baa3/BB
A2/A
A3/A-
Current yield
8.43%
6.52%
6.93%
Benchmark vs Spread (basis points)
692bp
400bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
790,000.00
 $                   749,560
0.32%
5.40%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
115,000.00
 $                   109,113
0.05%
5.40%
0.89%
3/31/2009
DWS High Income VIP
DWS
95,000.00
 $                     90,137
0.04%
5.40%
-0.46%
3/31/2009
Total

1,000,000
 $                   948,810
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6
23331ABA6
783764AN3
Issuer
Starwood Hotels & Resort
D.R. Horton Incorporated
Ryland Group
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BBVA Securities, Calyon
Securities, Citigroup, Credit Suisse,
Goldman Sachs, HSBC Securities,
Mizuho Securities, Morgan Stanley,
RBS Securities, Scotia Capital
American Stock Transfer & Trust Company,
Mackenzie Partners
Citigroup
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HOT 7.88% 10/15/2014
DHI 9.75% 09/15/2010
RYL 8.4% 05/15/2017
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/30/2009
5/21/2008
4/30/2009
Total amount of offering sold to QIBs
500,000,000
96,777,000
230,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
96,777,000
230,000,000
Public offering price
96.285
99.214
98.006
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.38%
0.25%
1.38%
Rating
Ba1/BB
B2/BB-
Ba3/BB-
Current yield
8.18%
9.83%
8.57%
Benchmark vs Spread (basis points)
686bp
417bp
526bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
65,000
 $      62,585
0.01%
-2.37%
5.73%
6/30/2009
DWS Balanced VIP
DWS
20,000
 $      19,257
0.00%
-2.37%
5.82%
6/30/2009
DWS High Income Fund
DWS
2,975,000
 $ 2,864,479
0.60%
-2.37%
6.97%
6/30/2009
DWS High Income Plus Fund
DWS
615,000
 $    592,153
0.12%
-2.37%
6.97%
6/30/2009
DWS High Income Trust
DWS
340,000
 $    327,369
0.07%
-2.37%
10.04%
6/30/2009
DWS High Income VIP
DWS
370,000
 $    356,255
0.07%
-2.37%
6.91%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,886
0.01%
-2.37%
6.61%
6/30/2009
DWS Multi Market Income Trust
DWS
270,000.00
 $    259,970
0.05%
-2.37%
6.98%
6/30/2009
DWS Strategic Income Fund
DWS
200,000
 $    192,570
0.04%
-2.37%
4.76%
6/30/2009
DWS Strategic Income Trust
DWS
70,000.00
 $      67,400
0.01%
-2.37%
6.81%
6/30/2009
DWS Strategic Income VIP
DWS
45,000
 $      43,328
0.01%
-2.37%
5.41%
6/30/2009
Total

5,000,000
 $ 4,814,250
1.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
853766AA1
931422AE9
134429AT6
Issuer
STANDARD PACIFIC ESCROW
WALGREEN COMPANY
CAMPBELL SOUP COMPANY
Underwriters
Bank of America Merrill Lynch,
Credit Suisse, Deutsche Bank
Bank of America, Goldman Sachs,
JP Morgan, Morgan Stanley
Barclays, JP Morgan, UBS, Bank
of America, Citigroup, Morgan
Stanley, PNC Capital Markets,
Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SPF 10 3/4 09/15/16
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/10/2009
1/8/2009
1/14/2009
Total amount of offering sold to QIBs
280,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
280,000,000
1,000,000,000
300,000,000
Public offering price
91.997
99.477
99.285
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Caa1 / CCC
A2 / A+
A2 / A
Current yield
10.97%
5.08%
4.40%
Benchmark vs Spread (basis points)
955bp
287.5bp
237.5bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,420,000
$3,146,297.40
1.12%
6.52%
4.17%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
720,000
$662,378.40
0.24%
6.52%
4.55%
9/30/2009
DWS HIGH INCOME TRUST
DWS
415,000
$381,787.55
0.14%
6.52%
6.43%
9/30/2009
DWS HIGH INCOME VIP
DWS
435,000
$400,186.95
0.14%
6.52%
4.72%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
35,000
$32,198.95
0.01%
6.52%
1.44%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
435,000
$400,186.95
0.14%
6.52%
3.73%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
350,000
$321,989.50
0.11%
6.52%
2.02%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
120,000
$110,396.40
0.04%
6.52%
3.60%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
70,000
$64,397.90
0.02%
6.52%
2.18%
9/30/2009
Total


$5,519,820.00
1.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
852061AF7
459902AR3
018772AL7
Issuer
SPRINT NEXTEL CORP
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Citigroup, JP Morgan, Wells
Fargo, Bank of America, Barclays,
Daiwa Securities, Deutsche Bank,
Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
S 8 3/8 08/15/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
 JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
1,300,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,300,000,000
500,000,000
570,000,000
Public offering price
98.575
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.65%
2.00%
Rating
Ba2 / BB
Baa2 / BBB
B2 / B+
Current yield
8.84%
6.57%
9.68%
Benchmark vs Spread (basis points)
506bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,110,000
$5,037,182.50
0.39%
0.93%
4.61%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,150,000
$1,133,612.50
0.09%
0.93%
4.55%
9/30/2009
DWS HIGH INCOME TRUST
DWS
660,000
$650,595.00
0.05%
0.93%
6.43%
9/30/2009
DWS HIGH INCOME VIP
DWS
590,000
$581,592.50
0.04%
0.93%
4.72%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
945,000
$931,533.75
0.07%
0.93%
5.34%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
990,000
$975,892.50
0.08%
0.93%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
235,000
$231,651.25
0.02%
0.93%
4.61%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
320,000
$315,440.00
0.02%
0.93%
5.31%
9/30/2009
Total


$9,857,500.00
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
827048AL39
201723AJ2
12626PAJ2
Issuer
Siligan Holdings Incorporated
Commercial Metals Company
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, Morgan Stanley, BNP
Paribas, Rabo Securities, RBS
Greenwich Capital
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Fortis Securities,
HSBC Securities, Lazard Capital Markets,
RBS Greenwich Capital, Scotia Capital,
Wells Fargo
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank, J&E Davy Holdings Ltd, Rabo
Securities, RBS Greenwich Capital, UBS
Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
SLGN 7.25% 08/15/2016
CMC 7.35% 08/15/2018
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Banc of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2009
7/30/2008
7/16/2008
Total amount of offering sold to QIBs
250,000,000
500,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
500,000,000
650,000,000
Public offering price
97.280
99.83
99.96
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
0.65%
0.45%
Rating
Ba3/BB+
Baa2/BBB
Baa1/BBB+
Current yield
7.45%
7.36%
8.13%
Benchmark vs Spread (basis points)
504bp
335bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
80,000.00
 $      77,824
0.03%
-2.14%
3.23%
6/30/2009
DWS Balanced VIP
DWS
20,000.00
 $      19,456
0.01%
-2.14%
3.30%
6/30/2009
DWS High Income Fund
DWS
3,235,000.00
 $ 3,147,008
1.29%
-2.14%
6.14%
6/30/2009
DWS High Income Plus Fund
DWS
675,000.00
 $    656,640
0.27%
-2.14%
6.19%
6/30/2009
DWS High Income Trust
DWS
370,000.00
 $    359,936
0.15%
-2.14%
8.81%
6/30/2009
DWS High Income VIP
DWS
415,000.00
 $    403,712
0.17%
-2.14%
6.30%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      29,184
0.01%
-2.14%
3.93%
6/30/2009
DWS Multi Market Income Trust
DWS
320,000.00
 $    311,296
0.13%
-2.14%
5.73%
6/30/2009
DWS Strategic Income Fund
DWS
220,000.00
 $    214,016
0.09%
-2.14%
4.24%
6/30/2009
DWS Strategic Income Trust
DWS
85,000.00
 $      82,688
0.03%
-2.14%
5.72%
6/30/2009
DWS Strategic Income VIP
DWS
50,000.00
 $      48,640
0.02%
-2.14%
4.77%
6/30/2009
Total

5,500,000
 $ 5,350,400
2.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAB3
459902AR3
018772AL7
Issuer
SBA TELECOMMUNICATIONS
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 8 1/4 08/15/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
375,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
570,000,000
Public offering price
99.152
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba2 / BB-
Baa2 / BBB
B2 / B+
Current yield
8.17%
6.57%
9.68%
Benchmark vs Spread (basis points)
481bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,260,000
$1,249,315
0.34%
3.88%
9.12%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
260,000
$257,795
0.07%
3.88%
9.43%
9/30/2009
DWS HIGH INCOME TRUST
DWS
150,000
$148,728
0.04%
3.88%
12.25%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
150,000
$148,728
0.04%
3.88%
9.99%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
115,000
$114,025
0.03%
3.88%
6.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
40,000
$39,661
0.01%
3.88%
10.00%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
$24,788
0.01%
3.88%
6.54%
9/30/2009
Total


$1,983,040
0.53%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAA5
459902AR3
018772AL7
Issuer
SBA TELECOMMUNICATIONS
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 8  08/15/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
375,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
570,000,000
Public offering price
99.330
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba2 / BB-
Baa2 / BBB
B2 / B+
Current yield
7.69%
6.57%
9.68%
Benchmark vs Spread (basis points)
503bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
945,000
$938,669
0.25%
2.94%
9.12%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
195,000
$193,694
0.05%
2.94%
9.43%
9/30/2009
DWS HIGH INCOME TRUST
DWS
110,000
$109,263
0.03%
2.94%
12.25%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
115,000
$114,230
0.03%
2.94%
9.99%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
90,000
$89,397
0.02%
2.94%
6.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
30,000
$29,799
0.01%
2.94%
10.00%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
15,000
$14,900
0.00%
2.94%
6.54%
9/30/2009
Total


$1,489,950
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco
Santander, Barclays Capital, BNP Paribas,
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ
Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC,
Citigroup, JP Morgan
Banc of America Securities LLC, Goldman
Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 4.5% 03/01/12
AET 6.5% 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
99.470
99.716
99.89
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
4.52%
6.52%
6.36%
Benchmark vs Spread (basis points)
335bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%
2.19%
-1.87%
2/27/2009
DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%
2.34%
-0.90%
3/31/2009
DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%
2.34%
-2.34%
3/31/2009
DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%
2.19%
-2.13%
2/27/2009
DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%
2.34%
0.65%
3/31/2009
DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%
2.34%
0.56%
3/31/2009
DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%
2.34%
0.55%
3/31/2009
DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%
2.34%
0.06%
3/31/2009
Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3
485188AH9
485188AG1
Issuer
Rio Tinto Financial
Kansas City Southern RY
Kansas City Southern RY
Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International
Banc of America Securities, Morgan
Stanley, Scotia Capital, BMO Capital,
Suntrust CapitalBanc of America
Securities, Morgan Stanley, Scotia
Capital, BMO Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RIOLN 8.95% 05/01/2014
KSU 13% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/14/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
2,000,000,000
190,000,000
275,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
190,000,000
275,000,000
Public offering price
98.805
88.405
100.00
Price paid if other than public offering
 price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
2.00%
2.00%
Rating
Baa1/BBB
B2/B+
B2/B+
Current yield
9.06%
14.71%
8.00%
Benchmark vs Spread (basis points)
752bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%
9.50%
5.37%
5/6/2009
DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%
9.50%
5.49%
5/6/2009
DWS High Income Trust
DWS
135,000
 $     133,387
0.01%
12.47%
16.50%
6/30/2009
DWS High Income VIP
DWS
155,000
 $     153,148
0.01%
12.47%
11.40%
6/30/2009
DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%
12.47%
11.27%
6/30/2009
DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%
12.47%
3.66%
6/30/2009
DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%
12.47%
4.10%
6/30/2009
DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%
12.47%
6.76%
6/30/2009
DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%
8.19%
3.91%
5/11/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%
12.47%
11.01%
6/30/2009
DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%
12.47%
7.38%
6/30/2009
DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%
12.47%
7.38%
6/30/2009
Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AH9
485188AH9
485188AG1
Issuer
Rio Tinto Financial
Kansas City Southern RY
Kansas City Southern RY
Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International
Banc of America, Morgan Stanley, Scotia
Capital, BMO Capital, Suntrust Capital
Banc of America, Morgan Stanley, Scotia
Capital, BMO Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RIOLN 9% 05/01/2019
KSU 13% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/14/2009
12/15/2008
5/27/2008
Total amount of offering sold to QIBs
1,500,000,000
190,000,000
275,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
190,000,000
275,000,000
Public offering price
97.586
88.405
100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.00%
2.00%
Rating
Baa1/BBB+
B2/B+
B2/B+
Current yield
9.22%
14.71%
8.00%
Benchmark vs Spread (basis points)
658bp
1501bp
441bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
610,000
 $    595,275
0.04%
13.90%
11.55%
6/30/2009
DWS High Income Trust
DWS
65,000
 $      63,431
0.00%
13.90%
11.82%
6/30/2009
DWS High Income VIP
DWS
80,000
 $      78,069
0.01%
13.90%
16.50%
6/30/2009
DWS High Income Plus Fund
DWS
125,000
 $    121,983
0.01%
13.90%
11.40%
6/30/2009
DWS Strategic Income VIP
DWS
10,000
 $       9,759
0.00%
13.90%
11.27%
6/30/2009
DWS Strategic Income Fund
DWS
40,000
 $      39,034
0.00%
13.90%
6.76%
6/30/2009
DWS Strategic Income Trust
DWS
15,000
 $      14,638
0.00%
13.90%
6.76%
6/30/2009
DWS Multi Market Income Trust
DWS
55,000
 $      53,672
0.00%
13.90%
11.01%
6/30/2009
DWS Strategic Income VIP
DWS
240,000.00
 $    234,206
0.02%
13.90%
7.38%
6/30/2009
DWS Strategic Income Fund
DWS
1,050,000.00
 $ 1,024,653
0.07%
13.90%
7.38%
6/30/2009
Total

2,290,000
 $ 2,234,719
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
75886AAC2
15189YAE6
29273RAM1
Issuer
Regency Energy Partners
Centerpoint Energy
Energy Transfer Partners
Underwriters
Barclays Capital, Morgan Stanley,
Wachovia, BBVA Securities,
Citigroup, Comerica Securities,
Deutsche Bank Securities, Raymond
James, RBS Greenwich, Scotia Capital
Barclays Capital, Credit Suisse, Lehman
Brothers, HSBC Securities, Lazard
Capital, RBC Capital Markets,  SunTrust
Robinson, Wachovia, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas, Citigroup, Daiwa, Goldman Sachs,
Greenwich Capital Markets, HSBC Securities,
ING Financial, Mitsubishi UFJ, Mizuho
Securities, Morgan Stanley, Piper Jaffray,
RBC Capital Markets, Scotia Capital, SG
Americas SunTrust Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RGNC 9.375% 06/01/2016
CNP 6% 05/15/2018
ETP 9% 04/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/15/2009
5/12/2008
4/2/2009
Total amount of offering sold to QIBs
250,000,000
300,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
300,000,000
650,000,000
Public offering price
94.496
99.171
99.996
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.60%
Rating
B1/B
Baa3/BBB
Baa3/BBB-
Current yield
9.92%
6.05%
5.00%
Benchmark vs Spread (basis points)
792bp
235bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
125,000.00
 $    118,120
0.05%
2.39%
4.25%
6/30/2009
DWS High Income Fund
DWS
5,775,000.00
 $ 5,457,144
2.31%
2.39%
5.06%
6/30/2009
DWS High Income Trust
DWS
590,000.00
 $    557,526
0.24%
2.39%
5.62%
6/30/2009
DWS High Income Plus Fund
DWS
1,215,000.00
 $ 1,148,126
0.49%
2.39%
7.27%
6/30/2009
DWS Multi Market Income Trust
DWS
650,000.00
 $    614,224
0.26%
2.39%
4.73%
6/30/2009
DWS Strategic Income Fund
DWS
400,000.00
 $    377,984
0.16%
2.39%
2.99%
6/30/2009
DWS Strategic Income Trust
DWS
175,000.00
 $    165,368
0.07%
2.39%
4.74%
6/30/2009
DWS Strategic Income VIP
DWS
70,000.00
 $      66,147
0.03%
2.39%
3.40%
6/30/2009
Total

9,000,000
 $ 8,504,640
3.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
750753AB1
12189TBB9
110394AC7
Issuer
RailAmerica Inc
Burlington North Santa Fe
Bristow Group Inc
Underwriters
Citigroup, JP Morgan, Morgan Stanley,
Wachovia, Deutsche Bank Securities
Citigroup, Goldman Sachs, JP Morgan, Bank
of New York Mellon, BNP Paribas Securities
Corp, US Bancorp Investments, Utendahl
Capital Partners LP
Credit Suisse, Goldman Sach, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
RAILAM 9.25% 07/1/2017
BNI 7% 02/1/2014
BRS 3% 06/15/2038
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup Global Markets Limited
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2009
11/25/2008
12/15/2008
Total amount of offering sold to QIBs
740,000,000
500,000,000
115,000,000
Total amount of any concurrent public
offering
0
0
0
Total
740,000,000
500,000,000
115,000,000
Public offering price
95.923
99.983
100.000
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.96%
0.60%
2.75%
Rating
B1/BB-
Baa1/BBB
NA/BB
Current yield
9.64%
7.30%
6.77%
Benchmark vs Spread (basis points)
113bp
500bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,970,000.00
 $ 2,848,913
0.40%
0.60%
0.21%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
605,000.00
 $    580,334
0.08%
0.60%
0.71%
6/30/2009
DWS HIGH INCOME TRUST
DWS
350,000.00
 $    335,731
0.05%
0.60%
0.52%
6/30/2009
DWS HIGH INCOME VIP
DWS
380,000.00
 $    364,507
0.05%
0.60%
0.36%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
330,000.00
 $    316,546
0.04%
0.60%
0.76%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
230,000.00
 $    220,623
0.03%
0.60%
0.40%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
90,000.00
 $      86,331
0.01%
0.60%
0.90%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      43,165
0.01%
0.60%
0.58%
6/30/2009
Total

5,000,000
 $ 4,796,150












^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74913GAU9
00206RAP7
92343VAQ7
Issuer
Qwest Corporation
AT&T Incorporated
Verizon Communications
Underwriters
Banc of America Securities, JP
Morgan, Morgan Stanley, Wachovia,
Barclays Capital, Credit Suisse,
Deutsche Bank Securities, Goldman
Sachs & Co, UBS Securities, US Bank
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup,
Credit Suisse, Greenwich Capital Markets,
Morgan Stanley, UBS Securities, Barclays
Capital, Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital Markets,
Scotia Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
QUS 8.375% 05/01/2016
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
810,500,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
810,500,000
1,500,000,000
2,000,000,000
Public offering price
92.498
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.19%
0.35%
0.45%
Rating
Ba1/BBB-
A2/A
A3/A
Current yield
9.05%
6.71%
8.80%
Benchmark vs Spread (basis points)
745
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,185,000.00
 $ 1,096,101
0.15%
4.33%
12.74%
6/30/2009
DWS High Income Plus Fund
DWS
420,000.00
 $    388,492
0.05%
4.33%
12.74%
6/30/2009
DWS High Income Trust
DWS
30,000.00
 $      27,749
0.00%
4.33%
12.74%
6/30/2009
DWS High Income VIP
DWS
255,000.00
 $    235,870
0.03%
4.33%
12.74%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
340,000.00
 $    314,493
0.04%
4.33%
12.74%
6/30/2009
DWS Multi Market Income Trust
DWS
90,000.00
 $      83,248
0.01%
4.33%
12.74%
6/30/2009
DWS Strategic Income Trust
DWS
20,000.00
 $      18,500
0.00%
4.33%
12.74%
6/30/2009
Total

2,340,000
 $ 2,164,453
0.29%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1
459902AR3
018772AL7
Issuer
QWEST COMMUNICATIONS INT
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 8 10/01/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/14/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
550,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
550,000,000
500,000,000
570,000,000
Public offering price
98.244
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba3 / B+
Baa2 / BBB
B2 / B+
Current yield
8.08%
6.57%
9.68%
Benchmark vs Spread (basis points)
569bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BOND VIP
DWS
750,000
$736,830.00
0.13%
1.66%
0.73%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%
1.66%
0.77%
9/30/2009
DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%
1.66%
0.82%
9/30/2009
DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%
1.66%
2.48%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%
1.66%
2.79%
9/30/2009
DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%
1.66%
3.22%
9/30/2009
DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%
1.66%
2.48%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%
1.66%
1.19%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%
1.66%
2.65%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%
1.66%
1.79%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%
1.66%
2.67%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%
1.66%
1.72%
9/30/2009
Total


$8,841,960.00
1.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74837RAF1
037411AU9
085789AD7
Issuer
Quicksilver Resources Inc
Apache Corporation
Berry Petroleum Company
Underwriters
BNP Paribas, Deutsche Bank
Securities, Credit Suisse, JP Morgan,
Scotia Capital, Calyon Securities USA,
RBS Securities, TD Securities,
Wedbush Morgan Securities, BBVA
Securities, CIBC World Markets,
Comerica Securities, Daiwa Securities
America, Keybanc Capital Markets, SG
Americas Securities LLC, US Bancorp
Investments, Deutsche Bank Securities
Goldman Sachs, JP Morgan, Banc of America
Securities, Citigroup
BNP Paribas, Calyon Securities, RBS
Greenwich Capital, SG Americas, Wachovia,
BMO Capital, Wedbush Securities, BBVA
Securities, Bosco, Citigroup, Credit
Suisse, Natixis, Raymond James, Scotia
Capital, US Bancorp Investments
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
KWK 11.75% 01/01/2016
APA 6% 09/15/2013
BRY 10.25% 06/01/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/18/2009
9/26/2008
5/21/2009
Total amount of offering sold to QIBs
600,000,000
400,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
400,000,000
325,000,000
Public offering price
96.717
99.476
93.546
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.60%
2.75%
Rating
B2/B
A3/A-
B2/B
Current yield
12.15%
6.03%
10.96%
Benchmark vs Spread (basis points)
1116bp
310bp
998bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,095,000.00
 $ 2,993,391
0.52%
7.01%
0.45%
6/30/2009
DWS High Income Plus Fund
DWS
915,000.00
 $    884,961
0.15%
7.01%
1.05%
6/30/2009
DWS Multi Market Income Trust
DWS
565,000.00
 $    546,451
0.09%
7.01%
1.14%
6/30/2009
DWS Strategic Income Fund
DWS
255,000.00
 $    246,628
0.04%
7.01%
0.87%
6/30/2009
DWS Strategic Income Trust
DWS
155,000.00
 $    149,911
0.03%
7.01%
1.26%
6/30/2009
DWS Strategic Income VIP
DWS
15,000.00
 $      14,508
0.00%
7.01%
1.18%
6/30/2009
Total

5,000,000
 $ 4,835,850
0.83%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
723456AH2
459902AR3
018772AL7
Issuer
PINNACLE ENTERTAINMENT
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Libertas Partners, Barclays,
Deutsche Bank, JP Morgan
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PNK 8 5/8 08/01/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Libertas Partners
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
450,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
450,000,000
500,000,000
570,000,000
Public offering price
98.597
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B2 / BB
Baa2 / BBB
B2 / B+
Current yield
8.67%
6.57%
9.68%
Benchmark vs Spread (basis points)
536bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
545,000
 $
537,354
0.12%
1.93%
7.35%
9/30/2009
DWS High Income Plus Fund
DWS
200,000
 $
197,194
0.04%
1.93%
7.79%
9/30/2009
DWS High Income Trust
DWS
60,000
 $
59,158
0.01%
1.93%
10.01%
9/30/2009
DWS Multi Market Income Trust
DWS
65,000
 $
64,088
0.01%
1.93%
8.39%
9/30/2009
DWS Strategic Income Fund
DWS
70,000
 $
69,018
0.02%
1.93%
5.56%
9/30/2009
DWS Strategic Income Trust
DWS
15,000
 $
14,790
0.00%
1.93%
8.39%
9/30/2009
DWS Strategic Income VIP
DWS
45,000
 $
44,369
0.01%
1.93%
6.04%
9/30/2009
Total


$985,970.00
0.22%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
71676BAA7
459902AR3
018772AL7
Issuer
PETROPLUS FINANCE LTD
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
BNP Paribas, Deutsche Bank,
Morgan Stanley, UBS, ING, Natixis
Bleichroeder, Societe Generale
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PPHNSW 9 3/8 09/15/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/9/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
400,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
570,000,000
Public offering price
98.419
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / BB-
Baa2 / BBB
B2 / B+
Current yield
9.47%
6.57%
9.68%
Benchmark vs Spread (basis points)
615bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
2,870,000
$2,824,625
0.71%
0.11%
4.31%
9/30/2009
DWS High Income Plus Fund
DWS
610,000
$600,356
0.15%
0.10%
5.59%
9/30/2009
DWS High Income Trust
DWS
365,000
$359,229
0.09%
0.14%
4.02%
9/30/2009
DWS High Income VIP
DWS
365,000
$359,229
0.09%
0.14%
4.22%
9/30/2009
DWS Multi Market Income Trust
DWS
380,000
$373,992
0.09%
0.13%
2.71%
9/30/2009
DWS Strategic Income Fund
DWS
305,000
$300,178
0.08%
0.03%
4.12%
9/30/2009
DWS Strategic Income Trust
DWS
105,000
$103,340
0.03%
-0.04%
4.12%
9/30/2009
Total


$4,920,950
1.23%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
707569AM1
459902AR3
018772AL7
Issuer
PENN NATIONAL GAMING INC
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, RBS, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PENN 8 3/4 08/15/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wells Fargo
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/10/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
325,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
325,000,000
500,000,000
570,000,000
Public offering price
100.000
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B1 / BB-
Baa2 / BBB
B2 / B+
Current yield
8.66%
6.57%
9.68%
Benchmark vs Spread (basis points)
499bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,245,000
$1,245,000.00
0.38%
0.25%
4.61%
9/30/2009
DWS High Income Plus Fund
DWS
260,000
$260,000.00
0.08%
0.25%
4.55%
9/30/2009
DWS High Income Trust
DWS
150,000
$150,000.00
0.05%
0.25%
6.43%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
15,000
$15,000.00
0.00%
0.25%
5.28%
9/30/2009
DWS Multi Market Income Trust
DWS
145,000
$145,000.00
0.04%
0.25%
5.34%
9/30/2009
DWS Strategic Income Fund
DWS
120,000
$120,000.00
0.04%
0.25%
3.89%
9/30/2009
DWS Strategic Income Trust
DWS
40,000
$40,000.00
0.01%
0.25%
5.31%
9/30/2009
DWS Strategic Income VIP
DWS
25,000
$25,000.00
0.01%
0.25%
4.17%
9/30/2009
Total


$2,000,000.00
0.62%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
69073TAM5
201723AJ2
12626PAJ2
Issuer
Owens-Brockway
Commercial Metals Company
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BNP Paribas, Calyon
Securities, Citigroup, HSBC Securities,
Scotia Capital
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Fortis Securities,
HSBC Securities, Lazard Capital, RBS
Greenwich, Scotia Capital, Wells Fargo
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank NV, J&E Davy Holdings, Rabo
Securities, RBS Greenwich, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
69073TAM5
CMC 7.35% 08/15/2018
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/7/2009
7/30/2008
7/16/2008
Total amount of offering sold to QIBs
600,000,000
500,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
650,000,000
Public offering price
96.724
99.828
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
0.45%
Rating
Ba3/BB
Baa2/BBB
Baa1/BBB+
Current yield
7.63%
7.36%
8.13%
Benchmark vs Spread (basis points)
527bp
335bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $       7,200
0.01%
0.29%
3.01%
6/30/2009
DWS Balanced VIP
DWS
10,000.00
 $       1,600
0.00%
0.29%
3.30%
6/30/2009
DWS High Income Fund
DWS
1,770,000.00
 $ 1,712,015
0.30%
0.29%
4.79%
6/30/2009
DWS High Income Plus Fund
DWS
370,000.00
 $    357,879
0.06%
0.29%
4.86%
6/30/2009
DWS High Income Trust
DWS
205,000.00
 $    198,284
0.03%
0.29%
7.03%
6/30/2009
DWS High Income VIP
DWS
230,000.00
 $    222,465
0.04%
0.29%
4.90%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,345
0.00%
0.29%
3.64%
6/30/2009
DWS Multi Market Income Trust
DWS
160,000.00
 $    154,758
0.03%
0.29%
4.64%
6/30/2009
DWS Strategic Income Fund
DWS
120,000.00
 $    116,069
0.02%
0.29%
3.49%
6/30/2009
DWS Strategic Income Trust
DWS
45,000.00
 $      43,526
0.01%
0.29%
4.65%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      24,181
0.00%
0.29%
4.13%
6/30/2009
Total

3,000,000
 $ 2,857,322
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
65409QAW2
758202AF2
758202AG0
Issuer
Nielsen Finance
Reed Elsevier Capital
Reed Elsevier Capital
Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, JP Morgan,
Morgan Stanley
Barclays Capital, Citigroup, HSBC
Securities, JP Morgan
Barclays Capital, Citigroup, HSBC
Securities, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
VNU 11.5% 05/01/2016
REEDLN 7.75% 01/15/2014
REEDLN 8.625% 01/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/24/2009
1/13/2009
1/13/2009
Total amount of offering sold to QIBs
500,000,000
550,000,000
950,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
550,000,000
950,000,000
Public offering price
92.173
99.744
99.612
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.35%
0.45%
Rating
Caa1/B-
Baa1/BBB+
Baa1/BBB+
Current yield
12.48%
7.77%
8.66%
Benchmark vs Spread (basis points)
1047bp
637bp
637bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,220,000.00
 $ 1,124,511
0.24%
5.51%
9.25%
6/30/2009
DWS High Income Plus Fund
DWS
255,000.00
 $    235,041
0.05%
5.51%
9.74%
6/30/2009
DWS High Income Trust
DWS
135,000.00
 $    124,434
0.03%
5.51%
13.23%
6/30/2009
DWS High Income VIP
DWS
150,000.00
 $    138,260
0.03%
5.51%
9.22%
6/30/2009
DWS Multi Market Income Trust
DWS
110,000.00
 $    101,390
0.02%
5.51%
9.12%
6/30/2009
DWS Strategic Income Fund
DWS
80,000.00
 $      73,738
0.02%
5.51%
5.79%
6/30/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      27,652
0.01%
5.51%
8.96%
6/30/2009
DWS Strategic Income VIP
DWS
20,000.00
 $      18,435
0.00%
5.51%
6.39%
6/30/2009
Total

2,000,000
 $ 1,843,460
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
651715AJ3
459902AR3
018772AL7
Issuer
NEWPAGE CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Citigroup, Credit Suisse, Goldman
Sachs, Barclays, Deutsche Bank,
UBS Securities
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NEWPAG 11 3/8 12/31/14
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
1,700,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,700,000,000
500,000,000
570,000,000
Public offering price
93.996
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B2 / CCC+
Baa2 / BBB
B2 / B+
Current yield
11.38%
6.57%
9.68%
Benchmark vs Spread (basis points)
1055bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,555,000
$4,281,517.80
0.25%
4.52%
1.16%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
960,000
$902,361.60
0.05%
4.52%
1.16%
9/30/2009
DWS HIGH INCOME TRUST
DWS
555,000
$521,677.80
0.03%
4.52%
0.81%
9/30/2009
DWS HIGH INCOME VIP
DWS
575,000
$540,477.00
0.03%
4.52%
-0.14%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
50,000
$46,998.00
0.00%
4.52%
0.91%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
585,000
$549,876.60
0.03%
4.52%
0.89%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
465,000
$437,081.40
0.03%
4.52%
0.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
160,000
$150,393.60
0.01%
4.52%
0.72%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
95,000
$89,296.20
0.01%
4.52%
0.72%
9/30/2009
Total


$7,519,680.00
0.44%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
63934EAM0
00828BAC9
707569AM1
Issuer
NAVISTAR INTL CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America, Citigroup, Credit
Suisse, Deutsche Bank, Goldman Sachs,
JP Morgan, RBC, Scotia Capital, UBS
Bank of America, Barclays, Deutsche
Bank, JP Morgan, Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, RBS, Wells Fargo, Calyon
Securities, Commerzbank, Daiwa Securities,
Keybanc Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NAV 8 1/4 11/01/21
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/22/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
1,000,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
225,000,000
325,000,000
Public offering price
96.328
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.65%
0.65%
2.00%
Rating
B1 / BB-
B1 / B+
B1 / BB-
Current yield
7.92%
9.91%
8.54%
Benchmark vs Spread (basis points)
495
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
4,120,000.00
 $
3,968,713.60
0.40%
1.48%
0.67%
11/12/2009
DWS High Income Plus Fund
880,000.00
 $
847,686.40
0.08%
1.48%
0.50%
11/12/2009
Total
5,000,000.00
 $
4,816,400.00
0.48%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
62886HAD3
36155WAE6
458207AG2
Issuer
NCL CORP LTD
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, Citigroup, Deutsche Bank, JP
Morgan, DnB NOR Markets, HSBC, UBS
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
STRC 11 3/4 11/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/4/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
450,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
450,000,000
425,000,000
500,000,000
Public offering price
98.834
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.47%
2.00%
1.75%
Rating
B3 / B+
B2 / BB-
B3 / B+
Current yield
11.63%
8.37%
8.15%
Benchmark vs Spread (basis points)
892
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,710,000
 $
1,690,061.40
0.38%
0.76%
0.45%
11/10/2009
DWS High Income Plus Fund
360,000.00
 $
355,802.40
0.08%
0.76%
0.45%
11/10/2009
DWS High Income Trust
215,000.00
 $
212,493.10
0.05%
0.76%
0.00%
11/4/2009
DWS High Income VIP
220,000.00
 $
217,434.80
0.05%
0.76%
0.00%
11/4/2009
DWS Multi Market Income Trust
250,000.00
 $
247,085.00
0.05%
0.76%
0.00%
11/4/2009
DWS Strategic Income Fund
180,000.00
 $
177,901.20
0.04%
0.76%
0.00%
11/4/2009
DWS Strategic Income Trust
65,000.00
 $
64,242.10
0.01%
0.76%
0.00%
11/4/2009
Total
3,000,000
 $
2,965,020.00
0.66%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
695459AE7
92203PAD8
563571AG3
Issuer
PAETEC HOLDING CORP
VANGUARD HLT HDG LLC/INC
MANITOWOC CO INC
Underwriters
BAC, DB, CS
JPM, DB
BAC, DB, JPM, BNP, CS, MIZUHO
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8 7/8 06/30/17
VANGUA 8 02/01/24
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
1/20/2010
5/10/2010
Total amount of offering sold to QIBs
300,000,000
950,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
950,000,000
400,000,000
Public offering price
100.530
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
NR/NR
B3/CCC+
Caa1/BB-
Current yield
8.88
8.00
9.00
Benchmark vs Spread (basis points)
539
494
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
550,000
550,000$
0.14%
1.50%
0.00%
2/3/2010
DWS High Income
Plus Fund
120,000
120,000$
0.03%
1.50%
0.00%
2/3/2010
DWS High Income
Trust
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS High Income VIP
70,000
70,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Lifecycle Long
Range Fund
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
DWS Multi Market
Income Trust
85,000
85,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Fund
60,000
60,000$
0.02%
1.50%
0.00%
2/3/2010
DWS Strategic Income
Trust
25,000
25,000$
0.01%
1.50%
0.00%
2/3/2010
DWS Strategic Income
VIP
10,000
10,000$
0.00%
1.50%
0.00%
2/3/2010
Total
1,000,000
990,000$
0.25%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.
Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BF7
120568AT7
12626PAJ2
Issuer
MGM Mirage Incorporated
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Greenwich
Capital, Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo, BBVA
Compass, Calyon New York, Citigroup, ING
Bank, Rabobank International, Sociate
Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank, J&E Davy Holdings, Rabo
Securities, RBS Greenwich Capital, UBS
Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
MGM 10.375% 05/15/2014
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
650,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
650,000,000
600,000,000
650,000,000
Public offering price
97.184
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.65%
0.45%
Rating
B1/B
Baa2/BBB-
Baa1/BBB+
Current yield
10.68%
8.50%
8.13%
Benchmark vs Spread (basis points)
918bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
35,000.00
 $      34,014
0.01%
6.76%
3.52%
6/30/2009
DWS High Income Fund
DWS
1,480,000.00
 $ 1,438,323
0.23%
6.76%
5.33%
6/30/2009
DWS High Income Plus Fund
DWS
305,000.00
 $    296,411
0.05%
6.76%
5.81%
6/30/2009
DWS High Income Trust
DWS
175,000.00
 $    170,072
0.03%
6.76%
7.87%
6/30/2009
DWS High Income VIP
DWS
190,000.00
 $    184,650
0.03%
6.76%
5.49%
6/30/2009
DWS Multi Market Income Trust
DWS
145,000.00
 $    140,917
0.02%
6.76%
4.73%
6/30/2009
DWS Strategic Income Fund
DWS
105,000.00
 $    102,043
0.02%
6.76%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
40,000.00
 $      38,874
0.01%
6.76%
4.84%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      24,296
0.00%
6.76%
3.20%
6/30/2009
Total

2,500,000
 $ 2,429,600
0.38%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BG5
120568AT7
12626PAJ2
Issuer
MGM Mirage Incorporated
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Securities,
Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo, BBVA
Compass, Calyon New York, Citigroup, ING
Bank, Rabobank International, Sociate
Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank, J&E Davy Holdings, Rabo
Securities, RBS Greenwich Capital, UBS
Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
MGM 11.125% 11/15/2017
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/14/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
850,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
850,000,000
600,000,000
650,000,000
Public offering price
97.344
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.65%
0.45%
Rating
B1/B
Baa2/BBB-
Baa1/BBB+
Current yield
11.43%
8.50%
8.13%
Benchmark vs Spread (basis points)
918bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,805
0.01%
8.89%
3.52%
6/30/2009
DWS High Income Fund
DWS
1,795,000.00
 $ 1,747,325
0.21%
8.89%
5.33%
6/30/2009
DWS High Income Plus Fund
DWS
370,000.00
 $    360,173
0.04%
8.89%
5.81%
6/30/2009
DWS High Income Trust
DWS
200,000.00
 $    194,688
0.02%
8.89%
7.87%
6/30/2009
DWS High Income VIP
DWS
230,000.00
 $    223,891
0.03%
8.89%
5.49%
6/30/2009
DWS Multi Market Income Trust
DWS
170,000.00
 $    165,485
0.02%
8.89%
4.73%
6/30/2009
DWS Strategic Income Fund
DWS
120,000.00
 $    116,813
0.01%
8.89%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
45,000.00
 $      43,805
0.01%
8.89%
4.84%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      24,336
0.00%
8.89%
3.20%
6/30/2009
Total

3,000,000
 $ 2,920,320
0.35%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BP5
431318AJ3
563571AG3
Issuer
MGM MIRAGE
LCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, BNP, CITI, DAIWA, DB
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 9 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
2/3/2010
2/3/2010
Total amount of offering sold to QIBs
845,000,000
300,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
845,000,000
300,000,000
400,000,000
Public offering price
100.000
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1/B
B2/BB-
Caaa1/BB-
Current yield
8.65
8.00
9.50
Benchmark vs Spread (basis points)
529
455
609
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Fund
1,315,000
1,315,000$
0.16%
3.00%
1.34%
3/31/2010
DWS High Income Plus
Fund
400,000
400,000$
0.05%
3.00%
1.26%
3/31/2010
DWS High Income
Trust
280,000
280,000$
0.03%
3.00%
1.72%
3/31/2010
DWS High Income VIP
145,000
145,000$
0.02%
3.00%
1.19%
3/31/2010
DWS Lifecycle Long
Range Fund
85,000
85,000$
0.01%
3.00%
1.55%
3/31/2010
DWS Multi Market
Income Trust
590,000
590,000$
0.07%
3.00%
1.61%
3/31/2010
DWS Strategic Income
Fund
460,000
460,000$
0.05%
3.00%
0.69%
3/31/2010
DWS Strategic Income
Trust
160,000
160,000$
0.02%
3.00%
1.64%
3/31/2010
DWS Strategic Income
VIP
65,000
65,000$
0.01%
3.00%
0.75%
3/31/2010
Total
3,500,000
3,435,000$
0.41%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.
Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
550243AA7
00828BAC9
707569AM1
Issuer
LUMENA RESOURCES CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
BOC International, Credit Suisse,
Deutsche Bank Bank of America, Barclays,
Deutsche Bank, JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank,  RBS, Wells Fargo, Calyon Securities,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
LUMENA 12 10/27/14
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/21/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
250,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
225,000,000
325,000,000
Public offering price
99.085
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.00%
0.65%
2.00%
Rating
B1  / BB-
B1 / B+
B1 / BB-
Current yield
13.95%
9.91%
8.54%
Benchmark vs Spread (basis points)
991.1
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
8,740,000.00
 $
8,660,029.00
3.46%
-17.24%
3.88%
12/31/2009
DWS High Income Plus Fund
1,865,000.00
 $
1,847,935.25
0.74%
-17.24%
4.11%
12/31/2009
DWS High Income Trust
545,000.00
 $
540,013.25
0.22%
-17.24%
5.39%
12/31/2009
DWS High Income VIP
1,120,000.00
 $
1,109,752.00
0.44%
-17.24%
3.97%
12/31/2009
DWS Multi Market Income Trust
635,000.00
 $
629,189.75
0.25%
-17.24%
4.22%
12/31/2009
DWS Strategic Income Fund
925,000.00
 $
916,536.25
0.37%
-17.24%
1.97%
12/31/2009
DWS Strategic Income Trust
170,000.00
 $
168,444.50
0.07%
-17.24%
4.25%
12/31/2009
Total
14,000,000.00
 $
13,871,900.00
5.55%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information
Comparison Security
Comparison Security
Security Purchased
CUSIP
302203AA2
18451QAA6
527298AN3
Issuer
EXPRO FINANCE LUXEMBOURG
CLEAR CHANNEL WORLDWIDE
LEVEL 3 FINANCING INC
Underwriters
DB, GS
CITI, CS, DB, GS
BAC, BCLY, CITI, CS, DB, JPM, MS
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
CCU 9 1/4 12/15/23
LVLT 10 02/01/18
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Co-Manager
Name of underwriter or dealer from
which purchased
N/A
N/A
BANK OF AMERICA
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
12/18/2009
1/5/2010
Total amount of offering sold to QIBs
1,400,000,000
500,000,000
640,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,400,000,000
500,000,000
640,000,000
Public offering price
96.210
98.320
97.982
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
2.00%
Rating
B1/B+
B2/B
Caa1/CCC
Current yield
8.50
9.25
10.50
Benchmark vs Spread (basis points)
622
602
692
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income
Trust
1,825,000
1,788,172$
0.28%
1.55%
0.43%
1/6/2010
DWS High Income VIP
395,000
387,029$
0.06%
1.55%
0.46%
1/6/2010
DWS High Income
Fund
115,000
112,679$
0.02%
1.55%
0.55%
1/6/2010
DWS Strategic Income
VIP
235,000
230,258$
0.04%
1.55%
0.45%
1/6/2010
DWS Lifecycle Long
Range Fund
20,000
19,596$
0.00%
1.55%
0.12%
1/6/2010
DWS High Income Plus
Fund
140,000
137,175$
0.02%
1.55%
0.43%
1/6/2010
DWS Strategic Income
Fund
195,000
191,065$
0.03%
1.55%
0.43%
1/6/2010
DWS Multi Market
Income Trust
40,000
39,193$
0.01%
1.55%
0.46%
1/6/2010
DWS Strategic Income
Trust
35,000
34,294$
0.01%
1.55%
0.34%
1/6/2010
Total
3,000,000
2,905,166$
0.45%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50178TAA5
097751AS0
701081AS0
Issuer
LBI ESCROW CORP
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
Security
LYO 8 2017
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from
which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total amount of offering sold to QIBs
2,250,000,000
650,000,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,250,000,000
650,000,000
300,000,000
Public offering price
100.000
98.320
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
Ba3e/ N/A
Ba2/BB+
B1/B+
Current yield
7.70
7.50
9.13
Benchmark vs Spread (basis points)
477
415
576
Fund Specific Information
DWS Funds
Total SharesAmount
$ Amount of
Purchase
% of Offering
Purchased by the
Security
Performance^
Fund Performance^
Measurement Date*
DWS High Income VIP
360,000
2,535,000$
0.11%
3.75%
0.43%
3/31/2010
DWS High Income
Fund
2,535,000
570,000$
0.03%
3.75%
0.80%
3/31/2010
DWS Strategic Income
VIP
100,000
360,000$
0.02%
3.75%
0.29%
3/31/2010
DWS Lifecycle Long
Range Fund
100,000
100,000$
0.00%
3.75%
0.36%
3/31/2010
DWS High Income Plus
Fund
570,000
760,000$
0.03%
3.75%
0.43%
3/31/2010
DWS Strategic Income
Fund
830,000
830,000$
0.04%
3.75%
0.21%
3/31/2010
DWS Multi Market
Income Trust
760,000
245,000$
0.01%
3.75%
0.46%
3/31/2010
DWS Strategic Income
Trust
245,000
100,000$
0.00%
3.75%
0.17%
3/31/2010
Total
5,500,000
5,500,000$
0.24%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
46284PAM6
459902AR3
018772AL7
Issuer
IRON MOUNTAIN INC
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Barclays Capital, JP Morgan,
Scotia Capital, Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
IRM 8 3/8 08/15/21
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/5/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
550,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
550,000,000
500,000,000
570,000,000
Public offering price
99.625
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
B2 / B+
Baa2 / BBB
B2 / B+
Current yield
8.21%
6.57%
9.68%
Benchmark vs Spread (basis points)
466bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,180,000
$4,164,325
0.76%
3.38%
5.10%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
870,000
$866,738
0.16%
3.38%
4.89%
9/30/2009
DWS HIGH INCOME TRUST
DWS
620,000
$617,675
0.11%
3.38%
7.07%
9/30/2009
DWS HIGH INCOME VIP
DWS
530,000
$528,013
0.10%
3.38%
5.08%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
40,000
$39,850
0.01%
3.38%
5.55%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
615,000
$612,694
0.11%
3.38%
5.71%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
395,000
$393,519
0.07%
3.38%
4.12%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
170,000
$169,363
0.03%
3.38%
5.76%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
80,000
$79,700
0.01%
3.38%
4.36%
9/30/2009
Total


$7,471,875
1.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
44701QAR3
459902AR3
018772AL7
Issuer
HUNTSMAN INTL LLC
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Credit Suisse, Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HUN 5 1/2 06/30/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/9/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
600,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
570,000,000
Public offering price
100.000
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.65%
2.00%
Rating
B1 / B-
Baa2 / BBB
B2 / B+
Current yield
6.41%
6.57%
9.68%
Benchmark vs Spread (basis points)
245.8bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,410,000
$1,410,000
0.24%
6.25%
4.16%
9/30/2009
DWS High Income Plus Fund
DWS
300,000
$300,000
0.05%
6.25%
4.31%
9/30/2009
DWS High Income Trust
DWS
180,000
$180,000
0.03%
6.25%
5.59%
9/30/2009
DWS High Income VIP
DWS
180,000
$180,000
0.03%
6.25%
4.02%
9/30/2009
DWS Lifecycle Long Range Fund
DWS
15,000
$15,000
0.00%
6.25%
2.43%
9/30/2009
DWS Multi Market Income Trust
DWS
185,000
$185,000
0.03%
6.25%
4.22%
9/30/2009
DWS Strategic Income Fund
DWS
150,000
$150,000
0.03%
6.25%
2.71%
9/30/2009
DWS Strategic Income Trust
DWS
50,000
$50,000
0.01%
6.25%
4.12%
9/30/2009
DWS Strategic Income VIP
DWS
30,000
$30,000
0.01%
6.25%
2.74%
9/30/2009
Total


$2,500,000
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
42210PAM4
00828BAC9
707569AM1
Issuer
HEADWATERS INC
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America Merrill Lynch, Deutsche
Bank, Morgan Stanley
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HW 11 3/8 11/01/14
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
328,250,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
328,250,000
225,000,000
325,000,000
Public offering price
99.067
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
B2 / B+
B1 / B+
B1 / BB-
Current yield
10.68%
9.91%
8.54%
Benchmark vs Spread (basis points)
936
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
575,000
 $
569,635.25
0.18%
2.96%
0.00%
10/20/2009
DWS High Income Plus Fund
120,000.00
 $
118,880.40
0.04%
2.96%
0.00%
10/20/2009
DWS High Income Trust
70,000.00
 $
69,346.90
0.02%
2.96%
0.00%
10/20/2009
DWS High Income VIP
75,000.00
 $
74,300.25
0.02%
2.96%
0.00%
10/20/2009
DWS Multi Market Income Trust
80,000.00
 $
79,253.60
0.02%
2.96%
0.00%
10/20/2009
DWS Strategic Income Fund
60,000.00
 $
59,440.20
0.02%
2.96%
0.00%
10/20/2009
DWS Strategic Income Trust
20,000.00
 $
19,813.40
0.01%
2.96%
0.00%
10/20/2009
Total
1,000,000
 $
990,670.00
0.30%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413622AA9
120568AT7
12626PAJ2
Issuer
Harrah's Entertainment Incorporated
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Credit
Suisse, Goldman Sachs, Morgan
Stanley, Citigroup
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo Mitsubishi
Trust Co, BBVA Compass, Calyon New York,
Citigroup, ING Bank, Rabobank International,
Sociate Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities LLC,
ING Bank, J&E Davy Holdings, Rabo Securities,
RBS Greenwich Capital, UBS Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HET 11.25% 06/01/2017
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/27/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
1,375,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,375,000,000
600,000,000
650,000,000
Public offering price
96.225
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.65%
0.45%
Rating
Caa1/B
Baa2/BBB-
Baa1/BBB+
Current yield
9.53%
8.50%
8.13%
Benchmark vs Spread (basis points)
857bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
4,200,000.00
 $  4,041,450
0.31%
-1.79%
2.99%
6/30/2009
DWS High Income Plus Fund
DWS
865,000.00
 $     832,346
0.06%
-1.79%
3.75%
6/30/2009
DWS High Income Trust
DWS
500,000.00
 $     481,125
0.04%
-1.79%
4.66%
6/30/2009
DWS High Income VIP
DWS
545,000.00
 $     524,426
0.04%
-1.79%
3.15%
6/30/2009
DWS Multi Market Income Trust
DWS
440,000.00
 $     423,390
0.03%
-1.79%
3.25%
6/30/2009
DWS Strategic Income Fund
DWS
330,000.00
 $     317,543
0.02%
-1.79%
2.08%
6/30/2009
DWS Strategic Income Trust
DWS
120,000.00
 $     115,470
0.01%
-1.79%
4.66%
6/30/2009
Total

7,000,000
 $  6,735,750
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413627BK5
459902AR3
018772AL7
Issuer
HARRAHS OPERATING CO
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Goldman
Sachs, Morgan Stanley
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HET 11 1/4 06/01/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/8/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
720,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
720,000,000
500,000,000
570,000,000
Public offering price
100.000
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
Caa1e / Be
Baa2 / BBB
B2 / B+
Current yield
11.01%
6.57%
9.68%
Benchmark vs Spread (basis points)
818.10%
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,815,000
$2,815,000
0.39%
1.00%
4.40%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
600,000
$600,000
0.08%
1.00%
4.48%
9/30/2009
DWS HIGH INCOME TRUST
DWS
355,000
$355,000
0.05%
1.00%
5.84%
9/30/2009
DWS HIGH INCOME VIP
DWS
360,000
$360,000
0.05%
1.00%
4.19%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$30,000
0.00%
1.00%
2.94%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
375,000
$375,000
0.05%
1.00%
4.46%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
300,000
$300,000
0.04%
1.00%
2.71%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
105,000
$105,000
0.01%
1.00%
4.38%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
60,000
$60,000
0.01%
1.00%
2.84%
9/30/2009
Total


$5,000,000
0.69%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BG3
459902AR3
018772AL7
Issuer
HCA INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Citigroup,
Goldman Sachs, JP Morgan, Wells
Fargo, Barclays, Calyon, Credit
Suisse, Deutsche Bank, GE,
Mizuho Securities, Morgan
Stanley, RBS
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HCA 7 7/8 02/15/20
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/29/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,250,000,000
500,000,000
570,000,000
Public offering price
98.254
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.65%
2.00%
Rating
Ba3 / BB
Baa2 / BBB
B2 / B+
Current yield
7.80%
6.57%
9.68%
Benchmark vs Spread (basis points)
446bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,660,000
 $
3,596,096
0.29%
2.16%
7.10%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,125,000
 $
1,105,358
0.09%
2.16%
7.61%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
455,000
 $
447,056
0.04%
2.16%
8.13%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
1,385,000
 $
1,360,818
0.11%
2.16%
5.08%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
140,000
 $
137,556
0.01%
2.16%
8.20%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
235,000
 $
230,897
0.02%
2.16%
5.84%
9/30/2009
Total


 $
6,877,780
0.56%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BE8
14149YAS7
031162AX8
Issuer
HCA
Cardinal Health
Amgen Inc
Underwriters
Banc of America Securities, Citigroup,
Deutsche Bank Securities, Goldman
Sachs & Co, JP Morgan, Barclays
Capital, Credit Suisse, Mizuho
Securities USA, Wachovia Securities
Banc of Amercia Securities
Barclays Capital, Goldman Sachs,
Merrill Lynch
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
HCA 8.5% 04/15/2019
CAH 5.5% 06/15/2013
AMGN 6.15% 06/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America Securities
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/15/2009
5/28/2008
5/20/2008
Total amount of offering sold to QIBs
1,500,000,000
300,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
300,000,000
500,000,000
Public offering price
96.755
99.637
99.828
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.17%
0.55%
0.33%
Rating
Ba3/BB
Baa3/BBB+
A3/A+
Current yield
8.79%
5.52%
6.16%
Benchmark vs Spread (basis points)
624bp
225bp
240bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $ 2,955,865
0.20%
3.35%
5.09%
5/6/2009
DWS High Income Plus Fund
DWS
635,000.00
 $    614,394
0.04%
3.35%
5.09%
5/6/2009
DWS High Income Trust
DWS
335,000.00
 $    324,129
0.02%
1.29%
15.92%
6/30/2009
DWS High Income VIP
DWS
390,000.00
 $    377,345
0.03%
1.29%
10.96%
6/30/2009
DWS Multi Market Income Trust
DWS
270,000.00
 $    261,239
0.02%
1.29%
10.60%
6/30/2009
DWS Strategic Income Fund
DWS
200,000.00
 $    193,510
0.01%
1.29%
6.50%
6/30/2009
DWS Strategic Income Trust
DWS
70,000.00
 $      67,729
0.00%
1.29%
10.44%
6/30/2009
DWS Strategic Income VIP
DWS
45,000.00
 $      43,540
0.00%
1.29%
7.05%
6/30/2009
Total

5,000,000
 $ 4,837,750
0.33%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
397624AF4
459902AR3
018772AL7
Issuer
GREIF INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Deutsche Bank,
JP Morgan, Fifth Third Securities,
Huntington Investment, PNC
Capital Markets, RBS, US Bancorp
Investments
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GEF 7 3/4 08/01/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/23/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
250,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
500,000,000
570,000,000
Public offering price
96.637
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.63%
0.65%
2.00%
Rating
Ba2 / BB+
Baa2 / BBB
B2 / B+
Current yield
7.49%
6.57%
9.68%
Benchmark vs Spread (basis points)
461
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS HIGH INCOME PLUS FUND
DWS
190,000
 $
183,610
0.08%
6.58%
8.69%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,159
0.01%
6.58%
6.74%
9/30/2009
DWS HIGH INCOME TRUST
DWS
110,000
 $
106,301
0.04%
6.58%
11.40%
9/30/2009
DWS HIGH INCOME FUND
DWS
910,000
 $
879,397
0.36%
6.58%
8.34%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
125,000
 $
120,796
0.05%
6.58%
6.22%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
28,991
0.01%
6.58%
9.42%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
106,301
0.04%
6.58%
9.45%
9/30/2009
Total


 $
1,449,555
0.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
382550AZ4
450679BW4
415864AJ6
Issuer
Goodyear Tire
ITT Corp
Harsco Corp
Underwriters
Citigroup, Goldman Sachs, JP Morgan,
BNP Paribas, Calyon, HSBC
Securities, Morgan Stanley, Natixis
Bleichroeder, Deutsche Bank Securities
Citigroup, JP Morgan, Barclays Capital,
BNP Paribas Securities Corp, Goldman
Sachs, ING Financial Markets, Lazard
Capital Markets LLC, Mitsubishi UFJ
Securities USA, Morgan Stanley, RBS
Securities, SG Americas Securities,
UBS Securities, US Bancorp Investments,
Wells Fargo Securities LLC
Citigroup, JP Morgan, RBS Greenwich
Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
GT 10.5% 05/15/2016
ITT 4.9% 05/01/2014
HSC .75% 05/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/6/2009
4/28/2009
5/12/2008
Total amount of offering sold to QIBs
1,000,000,000
500,000,000
450,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
500,000,000
450,000,000
Public offering price
95.846
99.807
99.895
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
0.60%
0.65%
Rating
B1/B+
Baa1/BBB+
Baa1/A-
Current yield
10.96%
4.91%
5.76%
Benchmark vs Spread (basis points)
877bp
300bp
200bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,131
0.00%
5.38%
2.23%
6/30/2009
DWS Balanced VIP
DWS
10,000.00
 $       9,585
0.00%
5.38%
2.35%
6/30/2009
DWS High Income Fund
DWS
1,780,000.00
 $ 1,706,059
0.18%
5.38%
5.87%
6/30/2009
DWS High Income Plus Fund
DWS
370,000.00
 $    354,630
0.04%
5.38%
6.00%
6/30/2009
DWS High Income Trust
DWS
205,000.00
 $    196,484
0.02%
5.38%
8.51%
6/30/2009
DWS High Income VIP
DWS
225,000.00
 $    215,654
0.02%
5.38%
5.89%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,169
0.00%
5.38%
2.78%
6/30/2009
DWS Multi Market Income Trust
DWS
160,000.00
 $    153,354
0.02%
5.38%
5.32%
6/30/2009
DWS Strategic Income Fund
DWS
120,000.00
 $    115,015
0.01%
5.38%
3.74%
6/30/2009
DWS Strategic Income Trust
DWS
40,000.00
 $      38,338
0.00%
5.38%
5.23%
6/30/2009
DWS Strategic Income VIP
DWS
25,000.00
 $      23,962
0.00%
5.38%
4.34%
6/30/2009
Total

3,000,000
 $ 2,875,380
0.30%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37331NAA9
26054LFJ7
920355AF1
Issuer
Georgia-Pacific
Dow Chemical Company
Valspar Corporation
Underwriters
Banc of America Securities, Citigroup,
JP Morgan, Morgan Stanley, RBS
Greenwich Capital, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, HSBC Securities, KBC
Financial, Mitsubishi UFJ, Mizuho
Securities, Scotia Capital, SG
Americas, SunTrust Robinson
Banc of America Securities, Incapital
Bank of America, Merrill Lynch, Goldman
Sachs, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
GP 8.25% 05/01/2016
DOW 7% 11/15/2013
VAL 7.25% 06/15/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2009
10/27/2008
6/16/2009
Total amount of offering sold to QIBs
750,000,000
10,142,000
300,000,000
Total amount of any concurrent public
offering
0
0
0
Total
750,000,000
10,142,000
300,000,000
Public offering price
96.155
100.000
99.574
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.00%
0.65%
Rating
Ba3/BB-
Baa3/BBB-
Baa2/BBB
Current yield
8.58%
7.00%
7.28%
Benchmark vs Spread (basis points)
663bp
323bp
362bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,285,000
 $ 1,235,592
0.17%
0.88%
9.78%
6/30/2009
DWS High Income Plus Fund
DWS
350,000
 $    336,543
0.05%
0.88%
9.94%
6/30/2009
DWS High Income Trust
DWS
245,000
 $    235,580
0.03%
0.88%
13.56%
6/30/2009
DWS High Income VIP
DWS
110,000
 $    105,771
0.01%
0.88%
9.43%
6/30/2009
DWS Multi Market Income Trust
DWS
310,000.00
 $    298,081
0.04%
0.88%
9.56%
6/30/2009
DWS Strategic Income Fund
DWS
100,000
 $      96,155
0.01%
0.88%
6.23%
6/30/2009
DWS Strategic Income Trust
DWS
85,000.00
 $      81,732
0.01%
0.88%
9.27%
6/30/2009
DWS Strategic Income VIP
DWS
15,000
 $      14,423
0.00%
0.88%
6.83%
6/30/2009
Total

2,500,000
 $ 2,403,875
0.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37250WAA6
459902AR3
018772AL7
Issuer
GEOEYE INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch, JP
Morgan, Canaccord Adams,
Deutsche Bank, Dougherty & Co,
Jefferies, SMH Capital Advisors
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GEOY 9 5/8 10/01/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
400,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
570,000,000
Public offering price
97.262
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / B
Baa2 / BBB
B2 / B+
Current yield
9.67%
6.57%
9.68%
Benchmark vs Spread (basis points)
746bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
575,000
 $
559,257
0.14%
4.23%
0.00%
9/25/2009
DWS High Income Plus Fund
DWS
120,000
 $
116,714
0.03%
4.23%
-0.16%
9/25/2009
DWS High Income Trust
DWS
70,000
 $
68,083
0.02%
4.23%
0.00%
9/25/2009
DWS High Income VIP
DWS
70,000
 $
68,083
0.02%
4.23%
0.00%
9/25/2009
DWS Lifecycle Long Range Fund
DWS
10,000
 $
9,726
0.00%
4.23%
-1.09%
9/25/2009
DWS Multi Market Income Trust
DWS
75,000
 $
72,947
0.02%
4.23%
0.00%
9/25/2009
DWS Strategic Income Fund
DWS
60,000
 $
58,357
0.01%
4.23%
0.44%
9/25/2009
DWS Strategic Income Trust
DWS
20,000
 $
19,452
0.00%
4.23%
0.08%
9/25/2009
Total


 $
972,620
0.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
36155WAE6
983130AL9
458207AG2
Issuer
GCI INC
WYNN LAS VEGAS LLC/CORP
INTELSAT JACKSON HLDG
Underwriters
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America Merrill Lynch, Deutsche
Bank, BNP Paribas, RBS, UBS
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 8 5/8 11/15/19
WYNN 7 7/8 11/01/17
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009
10/9/2009
10/14/2009
Total amount of offering sold to QIBs
425,000,000
500,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
425,000,000
500,000,000
500,000,000
Public offering price
99.170
97.823
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
N/A
N/A
Rating
B2 / BB-
Ba2e / BB+
B3 / B+
Current yield
8.37%
7.74%
8.15%
Benchmark vs Spread (basis points)
533
504
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
855,000.00
 $
847,903.50
0.20%
1.72%
4.11%
12/31/2009
DWS High Income Plus Fund
180,000.00
 $
178,506.00
0.04%
1.72%
4.60%
12/31/2009
DWS High Income Trust
105,000.00
 $
104,128.50
0.02%
1.72%
5.39%
12/31/2009
DWS High Income VIP
110,000.00
 $
109,087.00
0.03%
1.72%
4.13%
12/31/2009
DWS Multi Market Income Trust
125,000.00
 $
123,962.50
0.03%
1.72%
4.57%
12/31/2009
DWS Strategic Income Fund
90,000.00
 $
89,253.00
0.02%
1.72%
2.15%
12/31/2009
DWS Strategic Income Trust
35,000.00
 $
34,709.50
0.01%
1.72%
4.58%
12/31/2009
Total
1,500,000.00
 $
1,487,550.00
0.35%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAA6
00206RAP7
92343VAQ7
Issuer
Frontier Communications
AT&T Incorporated
Verizon Communications
Underwriters
Citigroup, Credit Suisse, JP Morgan,
Deutsche Bank Securities, UBS
Securities
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia, Castleoak Securities,
Loop Capital Markets, Mitsubishi UFJ,
Samual A Ramirez
Banc of America Securities,Citigroup,
Credit Suisse, Greenwich Capital Markets,
Morgan Stanley, UBS Securities, Barclays
Capital, Goldman Sachs, Merrill Lynch,
Mitsubishi UFJ, RBC Capital Markets, Scotia
Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
FTR 8.25% 05/01/2014
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/3/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
600,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
1,500,000,000
2,000,000,000
Public offering price
91.805
99.829
99.438
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.35%
0.45%
Rating
Ba2/BB
A2/A
A3/A
Current yield
8.99%
6.71%
8.80%
Benchmark vs Spread (basis points)
858bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,405,000.00
 $ 1,289,860
0.23%
6.75%
8.53%
5/13/2009
DWS High Income Plus Fund
DWS
345,000.00
 $    316,727
0.06%
6.75%
8.29%
5/13/2009
DWS High Income Trust
DWS
755,000.00
 $    693,128
0.13%
6.75%
11.85%
5/13/2009
DWS High Income VIP
DWS
190,000.00
 $    174,430
0.03%
6.75%
8.16%
5/13/2009
DWS Multi Market Income Trust
DWS
140,000.00
 $    128,527
0.02%
6.75%
9.88%
5/13/2009
DWS Strategic Income Fund
DWS
105,000.00
 $      96,395
0.02%
6.75%
6.01%
5/13/2009
DWS Strategic Income Trust
DWS
40,000.00
 $      36,722
0.01%
6.75%
9.67%
5/13/2009
DWS Strategic Income VIP
DWS
20,000.00
 $      18,361
0.00%
6.75%
6.03%
5/13/2009
Total

3,000,000
 $ 2,754,150
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAB4
459902AR3
018772AL7
Issuer
FRONTIER COMMUNICATIONS
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Citigroup, Credit Suisse, JP
Morgan, Deutsche Bank
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8 1/8 10/01/18
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
600,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
570,000,000
Public offering price
98.441
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
Ba2 / BB
Baa2 / BBB
B2 / B+
Current yield
8.07%
6.57%
9.68%
Benchmark vs Spread (basis points)
498bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,060,000
 $
5,965,525
1.01%
2.22%
0.86%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,275,000
 $
1,255,123
0.21%
2.22%
1.16%
9/30/2009
DWS HIGH INCOME TRUST
DWS
735,000
 $
723,541
0.12%
2.22%
1.16%
9/30/2009
DWS HIGH INCOME VIP
DWS
760,000
 $
748,152
0.12%
2.22%
0.81%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
25,000
 $
24,610
0.00%
2.22%
-0.14%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
500,000
 $
492,205
0.08%
2.22%
0.91%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
420,000
 $
413,452
0.07%
2.22%
0.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
145,000
 $
142,739
0.02%
2.22%
0.89%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
80,000
 $
78,753
0.01%
2.22%
0.72%
9/30/2009
Total


 $
9,844,100
1.66%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5
06050BAG68
06406HBK4
Issuer
FRESENIUS US FINANCE
BANK OF AMERICA
BANK OFNEW YORK MELLON
Underwriters
Deutsche Bank Securities, BNP Paribas,
Bank of New York, Calyon, Citigroup,
Comerica Securities, Credit Suisse,
Daiwa Securities, Deutsche Bank
Securities, Goldman Sachs, Greenwich
Capital Markets, ING Financial
Markets, Keybanc Capital Markets
Banc of America Securities LLC
Banc of America Securities LLC, Morgan
Stanley, Bank of New York, BNP Paribas
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FREGR 9% 07/15/15
BAC 2.1% 04/30/12
BK 5.125% 08/27/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
500,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
6,000,000,000
750,000,000
Public offering price
93.076
99.970
99.647
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.30%
0.05%
Rating
Ba1/BB
Aaa/AAA
Aa2/AA-
Current yield
9.67%
2.10%
5.14%
Benchmark vs Spread (basis points)
791bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
255,000.00
 $                   237,344
0.05%
11.74%
-0.46%
3/31/2009
DWS High Income Fund
DWS
2,000,000.00
 $                 1,861,520
0.40%
11.74%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
390,000.00
 $                   362,996
0.08%
11.74%
0.70%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   116,345
0.03%
11.74%
-0.09%
3/31/2009
DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%
11.74%
1.75%
3/31/2009
DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%
11.74%
1.92%
3/31/2009
Total

3,000,000
 $                 2,792,280
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4
057224AX5
037411AU9
Issuer
FOREST OIL CORPORATION
BAKER HUGHES INCORPORATED
APACHE CORPORATION
Underwriters
Bank of America Securities LLC, Credit
Suisse, Deutsche Bank Securities, JP
Morgan, Wachovia Securities, BNP Paribas,
Scotia Capital, TD Securities
Banc of America Securities LLC, Citigroup,
JP Morgan, Barclays Capital, BBVA
Securities, Danske Markets, Goldman Sachs,
Greenwich Capital Markets, Lazard Capital
Markets, Morgan Stanley, UBS Securities,
UniCredit Capital Markets
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FST 8.5% 02/15/14
BHI 6.5% 11/15/13
APA 6% 09/15/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
10/23/2008
9/26/2008
Total amount of offering sold to QIBs
600,000,000
500,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
500,000,000
400,000,000
Public offering price
95.150
99.762
99.476
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.95%
0.60%
0.60%
Rating
B1/BB-
A2/A
A3/A-
Current yield
8.93%
6.52%
6.03%
Benchmark vs Spread (basis points)
801bp
400bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%
-2.52%
-2.61%
3/31/2009
DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%
-2.52%
-2.20%
3/31/2009
DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%
-2.52%
-3.53%
3/31/2009
DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%
-2.52%
-3.09%
3/31/2009
DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%
-2.52%
-0.58%
3/31/2009
DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%
-2.52%
-0.16%
3/31/2009
Total

1,885,000
 $                 1,793,578
0.32%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
345370CN8
36155WAE6
458207AG2
Issuer
FORD MOTOR COMPANY
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Bank of America Merrill Lynch, Barclays,
Citigroup, Deutsche Bank, Goldman Sachs,
JP Morgan, Morgan Stanley, RBS, BNP
Paribas, HSBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
F 4 1/4 11/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
2,875,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,875,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
Caa1 / CCC
B2 / BB-
B3 / B+
Current yield
3.02%
8.37%
8.15%
Benchmark vs Spread (basis points)
117.1
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,390,000
$1,390,000.00
0.05%
12.00%
1.35%
11/19/2009
DWS High Income Plus Fund
310,000
$310,000.00
0.01%
12.00%
1.35%
11/19/2009
DWS High Income Trust
180,000
$180,000.00
0.01%
12.00%
0.95%
11/19/2009
DWS High Income VIP
185,000
$185,000.00
0.01%
12.00%
1.76%
11/19/2009
DWS Multi Market Income Trust
280,000
$280,000.00
0.01%
12.00%
1.27%
11/19/2009
DWS Strategic Income Fund
85,000
$85,000.00
0.00%
12.00%
1.60%
11/19/2009
DWS Strategic Income Trust
70,000
$70,000.00
0.00%
12.00%
1.32%
11/19/2009
Total
2,500,000
$2,500,000.00
0.09%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
31572UAA4
00828BAC9
707569AM1
Issuer
FIBRIA OVERSEAS FINANCE
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America, Deutsche Bank, JP
Morgan, BB Securities, BNP Paribas,
Bradesco, Calyon, ING
Bank of America,  Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FIBRIA 9 1/4 10/30/19
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
1,000,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
225,000,000
325,000,000
Public offering price
99.200
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.40%
0.65%
2.00%
Rating
Ba1 / BB
B1 / B+
B1 / BB-
Current yield
8.21%
9.91%
8.54%
Benchmark vs Spread (basis points)
584.7
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,690,000.00
 $
1,676,480.00
0.17%
13.16%
3.41%
12/31/2009
DWS High Income Plus Fund
360,000.00
 $
357,120.00
0.04%
13.16%
3.79%
12/31/2009
DWS High Income Trust
210,000.00
 $
208,320.00
0.02%
13.16%
4.79%
12/31/2009
DWS High Income VIP
215,000.00
 $
213,280.00
0.02%
13.16%
3.64%
12/31/2009
DWS Multi Market Income Trust
245,000.00
 $
243,040.00
0.02%
13.16%
3.98%
12/31/2009
DWS Strategic Income Fund
180,000.00
 $
178,560.00
0.02%
13.16%
1.93%
12/31/2009
DWS Strategic Income Trust
100,000.00
 $
99,200.00
0.01%
13.16%
3.92%
12/31/2009
Total
3,000,000.00
 $
2,976,000.00
0.30%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
302203AA2
36155WAE6
458207AG2
Issuer
EXPRO FINANCE LUXEMBOURG
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Deutsche Bank, Goldman Sachs, Natixis
Securities, RBC
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EXPRO 8 1/2 12/15/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
1,400,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,400,000,000
425,000,000
500,000,000
Public offering price
96.207
99.170
99.166
Price paid if other than public offering
 price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.59%
8.37%
8.15%
Benchmark vs Spread (basis points)
622
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
40,000
 $
38,482.80
0.00%
3.16%
-0.22%
12/31/2009
DWS High Income Fund
4,465,000
 $
4,641,034.44
0.32%
3.16%
1.10%
12/31/2009
DWS High Income Plus Fund
965,000
 $
928,397.55
0.07%
3.16%
1.30%
12/31/2009
DWS High Income Trust
560,000
 $
538,759.20
0.04%
3.16%
1.51%
12/31/2009
DWS High Income VIP
575,000
 $
553,190.25
0.04%
3.16%
1.08%
12/31/2009
DWS Lifecycle Long Range Fund
25,000
 $
24,051.75
0.00%
3.16%
-0.12%
12/31/2009
DWS Multi Market Income Trust
660,000
 $
634,966.20
0.05%
3.16%
1.11%
12/31/2009
DWS Strategic Income Fund
480,000
 $
461,793.60
0.03%
3.16%
0.00%
12/31/2009
DWS Strategic Income Trust
185,000
 $
177,982.95
0.01%
3.16%
1.17%
12/31/2009
DWS Strategic Income VIP
45,000
 $
43,293.15
0.00%
3.16%
0.00%
12/31/2009
Total
8,000,000
 $
8,041,951.89
0.57%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5
15189YAE6
29379VAB9
Issuer
EL PASO CORPORATION
CENTERPOINT ENERGY
ENTERPRISE PRODUCTS OPERATING
Underwriters
Citigroup, Deutsche Bank Securities, JP
Morgan, Morgan Stanley, Barclays Capital,
Credit Suisse, Fortis Securities, Scotia
Capital, Societe Generale, UBS Investment
Bank, UniCredit Capital Markets, Williams
Capital Group
Barclays Capital, Credit Suisse, Lehman
Brothers, HSBC Securities, Lazard Capital
Markets, RBC Capital Markets, SunTrust
Robinson Humphrey, Wachovia Securities,
Wells Fargo
Citigroup, JP Morgan, Lehman Brothers,
Scotia Capital, Barclays Capital, BNP
Paribas, DNB Markets, Greenwich Capital
Markets, Lazard Capital Markets, Mizuho
Securities, SunTrust Robinson Humphrey,
UBS Securities, Wachovia Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8.25% 02/15/16
CNP 6% 05/15/18
EPD 5.65% 04/01/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2009
5/12/2008
3/31/2008
Total amount of offering sold to QIBs
500,000,000
300,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
300,000,000
400,000,000
Public offering price
95.535
99.17
99.91
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.65%
0.60%
Rating
Ba3/BB-
Baa3/BBB
Baa3/BBB-
Current yield
8.64%
6.05%
5.66%
Benchmark vs Spread (basis points)
664bp
235bp
322bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%
-2.13%
-1.56%
3/31/2009
DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%
-2.13%
-1.28%
3/31/2009
DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%
-2.13%
-2.11%
3/31/2009
DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%
-2.13%
-2.05%
3/31/2009
DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%
-2.13%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%
-2.13%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%
-2.13%
0.63%
3/31/2009
Total

4,000,000
 $                 3,821,400
0.80%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0
920355AF1
01741RAC6
Issuer
Dow Chemical Company
Valspar Corporation
Allegheny Technologies
Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Morgan Stanley,
RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl
Capital, Williams Capital
Bank of America, Merrill Lynch, Goldman
Sachs, Wachovia
Citigroup, JP Morgan, Banc of America
Securities, Ban of Tokyo-Mitsubishi, BNY
Mellon, Credit suisse, Morgan Stanley,
PNC Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
DOW 8.55% 05/15/2019
VAL 7.25% 06/15/2019
ATI 9.375% 06/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/7/2009
6/16/2009
5/27/2009
Total amount of offering sold to QIBs
3,250,000,000
300,000,000
350,000,000
Total amount of any concurrent public
offering
0
0
0
Total
3,250,000,000
300,000,000
350,000,000
Public offering price
99.794
99.574
99.204
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Baa3/BBB-
Baa2/BBB
Baa3/BBB-
Current yield
8.57%
7.28%
9.45%
Benchmark vs Spread (basis points)
525bp
362bp
578bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
75,000.00
 $      74,846
0.00%
0.38%
3.23%
6/30/2009
DWS BALANCED VIP
DWS
20,000.00
 $      19,959
0.00%
0.38%
3.30%
6/30/2009
DWS HIGH INCOME FUND
DWS
2,950,000.00
 $ 2,943,923
0.09%
0.38%
4.79%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $    613,733
0.02%
0.38%
4.86%
6/30/2009
DWS HIGH INCOME TRUST
DWS
340,000.00
 $    339,300
0.01%
0.38%
7.03%
6/30/2009
DWS HIGH INCOME VIP
DWS
385,000.00
 $    384,207
0.01%
0.38%
4.90%
6/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $      29,938
0.00%
0.38%
3.64%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $    269,444
0.01%
0.38%
4.64%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $ 1,636,622
0.05%
-3.11%
0.97%
5/13/2009
DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $    359,258
0.01%
-3.11%
1.01%
5/13/2009
DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      44,907
0.00%
-3.11%
1.01%
5/13/2009
Total

6,730,000
 $ 6,716,136
0.21%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9
758202AG0
758202AF2
Issuer
Domtar Corp
Reed Elsevier Capital
Reed Elsevier Capital
Underwriters
JP Morgan, Morgan Stanley, Banc of
America Securities, BMO Capital Markets
Corp, CIBC World Markets, Citigroup,
Desjardins Securities, Fortis Securities,
Goldman Sachs, NBF Securities USA
Corp, Rabo Securities USA, RBC Capital
Advisors, Scotia Capital, TD Securities,
Deutsche Bank Securities
Barclays Capital, Citigroup, HSBC
Securities, JP Morgan
Barclays Capital, Citigroup, HSBC
Securities, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
UFS 1.75% 06/01/2017
REEDLN 8.625% 01/15/2019
REEDLN 7.75% 01/15/2014
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan
JPMorgan
JPMorgan
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/3/2009
1/13/2009
1/13/2009
Total amount of offering sold to QIBs
400,000,000
950,000,000
550,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
950,000,000
550,000,000
Public offering price
96.157
99.612
99.744
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.20%
0.45%
0.35%
Rating
Ba3/BB-
Baa1/BBB+
Baa1/BBB+
Current yield
11.18%
8.66%
7.77%
Benchmark vs Spread (basis points)
822bp
637bp
637bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
70,000.00
 $      67,310
0.02%
-0.16%
-0.51%
6/30/2009
DWS Balanced VIP
DWS
20,000.00
 $      19,231
0.01%
-0.16%
-0.39%
6/30/2009
DWS High Income Fund
DWS
2,940,000.00
 $  2,827,016
0.74%
-0.16%
1.20%
6/30/2009
DWS High Income Plus Fund
DWS
605,000.00
 $     581,750
0.15%
-0.16%
1.05%
6/30/2009
DWS High Income Trust
DWS
345,000.00
 $     331,742
0.09%
-0.16%
1.91%
6/30/2009
DWS High Income VIP
DWS
380,000.00
 $     365,397
0.10%
-0.16%
1.27%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,847
0.01%
-0.16%
-0.39%
6/30/2009
DWS Multi Market Income Trust
DWS
300,000.00
 $     288,471
0.08%
-0.16%
1.44%
6/30/2009
DWS Strategic Income Fund
DWS
230,000.00
 $     221,161
0.06%
-0.16%
0.64%
6/30/2009
DWS Strategic Income Trust
DWS
80,000.00
 $      76,926
0.02%
-0.16%
1.45%
6/30/2009
Total

5,000,000
 $  4,807,850
1.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.




Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
228227BA1
00828BAC9
707569AM1
Issuer
CROWN CASTLE INTL CORP
AFFINIA GROUP INC
PENN NATIONAL GAMING INC
Underwriters
Bank of America Merrill Lynch, Barclays,
Calyon, Deutsche Bank, Morgan Stanley,
RBS, TD Securities
Bank of America, Barclays, Deutsche Bank,
JP Morgan, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, RBS, Wells Fargo, Calyon,
Commerzbank, Daiwa Securities, Keybanc
Capital Markets, TD Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 7 1/8 11/01/19
AFFGRP 10 3/4 08/15/16
PENN 8 3/4 08/15/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009
8/6/2009
8/10/2009
Total amount of offering sold to QIBs
500,000,000
225,000,000
325,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
225,000,000
325,000,000
Public offering price
99.500
98.799
100.000
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / B
B1 / B+
B1 / BB-
Current yield
7.13%
9.91%
8.54%
Benchmark vs Spread (basis points)
387
1029
499







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
2,285,000.00
 $
2,273,575.00
0.45%
0.25%
0.00%
10/20/2009
DWS High Income Plus Fund
485,000.00
 $
482,575.00
0.10%
0.25%
0.00%
10/20/2009
DWS High Income Trust
280,000.00
 $
278,600.00
0.06%
-0.50%
5.51%
12/31/2009
DWS High Income VIP
295,000.00
 $
293,525.00
0.06%
0.25%
0.00%
10/20/2009
DWS Multi Market Income Trust
325,000.00
 $
323,375.00
0.06%
-0.50%
4.22%
12/31/2009
DWS Strategic Income Fund
240,000.00
 $
238,800.00
0.05%
0.25%
0.00%
10/20/2009
DWS Strategic Income Trust
90,000.00
 $
89,550.00
0.02%
-0.50%
4.16%
12/31/2009
Total
4,000,000.00
 $
3,980,000.00
0.80%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7
035287AC5
00206RAP7
Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION
ANIXTER INTERNATIONAL
AT&T INCORPORATED
Underwriters
Banc of America Securities LLC, Morgan
Stanley, Barclays Capital, Deutsche Bank
Securities, Greenwich Capital Markets,
Calyon, TD Securities USA
Banc of America Securities LLC, JP Morgan,
Wachovia Capital Markets, Scotia Capital
Banc of America Securities LLC, Citigroup,
Lehman Brothers Inc
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 9% 01/15/15
AXE 10% 03/15/14
T 5.5% 02/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
3/6/2009
1/29/2008
Total amount of offering sold to QIBs
900,000,000
200,000,000
2,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
900,000,000
200,000,000
2,500,000,000
Public offering price
90.416
92.63
99.78
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
0.45%
Rating
B1/B
Ba2/BB+
A2/A
Current yield
9.95%
10.80%
5.51%
Benchmark vs Spread (basis points)
964bp
870bp
185bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%
10.88%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%
10.88%
0.89%
3/31/2009
DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%
10.88%
0.25%
3/31/2009
DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%
10.88%
0.46%
3/31/2009
DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%
10.88%
0.67%
3/31/2009
DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%
10.88%
2.06%
3/31/2009
DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%
10.88%
2.21%
3/31/2009
Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
22818TAA0
201723AJ2
415864AJ6
Issuer
Crown Americas
Commercial Metals Company
Harsco Corporation
Underwriters
Bank of America, Merrill Lynch,
Citigroup, Deutsche Bank Securities
Banc of America Securities, JP Morgan,
BNP Paribas, Citigroup, Fortis Securities,
HSBC Securities, Lazard Capital Markets,
RBS Greenwich Capital, Scotia Capital,
Wells Fargo Citigroup, JP Morgan, RBS
Greenwich Capital
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
CCK 7.625% 05/15/2017
CMC 7.35% 08/15/2018
HSC 5.75% 05/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2009
7/30/2008
5/12/2008
Total amount of offering sold to QIBs
400,000,000
500,000,000
450,000,000
Total amount of any concurrent public
offering
0
0
0
Total
400,000,000
500,000,000
450,000,000
Public offering price
97.092
99.828
99.895
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
0.65%
Rating
B1/BB-
Ba2/BBB
Baa1/A-
Current yield
7.85%
7.36%
5.76%
Benchmark vs Spread (basis points)
522bp
335bp
200bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
30,000.00
 $      29,128
0.01%
-0.61%
3.23%
6/30/2009
DWS Balanced VIP
DWS
10,000.00
 $       9,709
0.00%
-0.61%
3.30%
6/30/2009
DWS High Income Fund
DWS
1,210,000.00
 $ 1,174,813
0.30%
-0.61%
6.14%
6/30/2009
DWS High Income Plus Fund
DWS
250,000.00
 $    242,730
0.06%
-0.61%
6.19%
6/30/2009
DWS High Income Trust
DWS
135,000.00
 $    131,074
0.03%
-0.61%
8.81%
6/30/2009
DWS High Income VIP
DWS
155,000.00
 $    150,493
0.04%
-0.61%
6.30%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
10,000.00
 $       9,709
0.00%
-0.61%
3.93%
6/30/2009
DWS Multi Market Income Trust
DWS
120,000.00
 $    116,510
0.03%
-0.61%
5.73%
6/30/2009
DWS Strategic Income Fund
DWS
30,000.00
 $      29,128
0.01%
-0.61%
4.24%
6/30/2009
DWS Strategic Income Trust
DWS
30,000.00
 $      29,128
0.01%
-0.61%
5.72%
6/30/2009
DWS Strategic Income VIP
DWS
20,000.00
 $      19,418
0.01%
-0.61%
4.77%
6/30/2009
Total

2,000,000
 $ 1,941,840
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
221643AC3
36155WAE6
458207AG2
Issuer
COTT BEVERAGES INC
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, Deutsche Bank, JP Morgan
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BCB 8 3/8 11/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
215,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
215,000,000
425,000,000
500,000,000
Public offering price
98.575
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
N/A
N/A
Rating
Caa1 / B
B2 / BB-
B3 / B+
Current yield
8.11%
8.37%
8.15%
Benchmark vs Spread (basis points)
565
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
1,145,000
 $
1,128,683.75
0.53%
4.74%
4.11%
12/31/2009
DWS High Income Plus Fund
240,000.00
 $
236,580.00
0.11%
4.74%
4.09%
12/31/2009
DWS High Income Trust
140,000.00
 $
138,005.00
0.06%
4.74%
5.63%
12/31/2009
DWS High Income VIP
145,000.00
 $
142,933.75
0.07%
4.74%
4.13%
12/31/2009
DWS Multi Market Income Trust
165,000.00
 $
162,648.75
0.08%
4.74%
4.69%
12/31/2009
DWS Strategic Income Fund
120,000.00
 $
118,290.00
0.06%
4.74%
2.15%
12/31/2009
DWS Strategic Income Trust
45,000.00
 $
44,358.75
0.02%
4.74%
4.75%
12/31/2009
Total
2,000,000
 $
1,971,500.00
0.92%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3
037411AU9
057224AX5
Issuer
CONOCOPHILLIPS
APACHE CORPORATION
BAKER HUGHES INCORPORATED
Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, RBS Greenwich Capital, DnB
Nor Markets, Mitsubishi UFJ Securities, SG
Americas Securities, Banca IMI, BBVA
Securities, BNP Paribas, BNY Capital Markets,
Calyon, Daiwa Securities America, Guzman &
Company, HSBC Securities, ING Investments
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, Citigroup,
JP Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets,
Morgan Stanley, UBS Securities, UniCredit
Capital Markets
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
COP 4.75% 02/01/14
APA 6% 09/15/13
BHI 6.5% 11/15/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
9/26/2008
10/23/2008
Total amount of offering sold to QIBs
1,500,000,000
400,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,500,000,000
400,000,000
500,000,000
Public offering price
99.719
99.476
99.762
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.60%
0.60%
Rating
A1/A
A3/A-
A2/A
Current yield
4.76%
6.03%
6.52%
Benchmark vs Spread (basis points)
295bp
310bp
400bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $                 1,251,473
0.08%
1.86%
-2.98%
3/3/2009
DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%
2.21%
-3.72%
3/5/2009
DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%
4.31%
-1.24%
3/31/2009
DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%
1.86%
-3.39%
3/3/2009
DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%
4.31%
0.93%
3/31/2009
DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%
4.31%
1.48%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%
4.31%
0.42%
3/31/2009
DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%
4.31%
0.83%
3/31/2009
Total

5,810,000
 $                 5,793,674
0.39%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20605PAA9
459902AR3
018772AL7
Issuer
CONCHO RESOURCES
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America Merrill Lynch,
BNP Paribas, JP Morgan, Wells
Fargo, Calyon, Deutsche Bank,
ING Financial Markets, Keybank,
Mitsubishi UFJ Securities, Natixis
Bleichroeder, Raymond James
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CXO 8 5/8 10/01/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
300,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
300,000,000
500,000,000
570,000,000
Public offering price
98.578
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
B3 / BB
Baa2 / BBB
B2 / B+
Current yield
8.34%
6.57%
9.68%
Benchmark vs Spread (basis points)
566bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,140,000
 $
1,123,789
0.37%
3.98%
0.48%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
240,000
 $
236,587
0.08%
3.98%
2.13%
9/30/2009
DWS HIGH INCOME TRUST
DWS
140,000
 $
138,009
0.05%
3.98%
2.50%
9/30/2009
DWS HIGH INCOME VIP
DWS
145,000
 $
142,938
0.05%
3.98%
1.80%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,858
0.00%
3.98%
0.95%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
145,000
 $
142,938
0.05%
3.98%
2.07%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
115,000
 $
113,365
0.04%
3.98%
1.34%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
40,000
 $
39,431
0.01%
3.98%
2.09%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,645
0.01%
3.98%
1.35%
9/30/2009
Total


 $
1,971,560
0.66%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAB4
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank,  Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
2,000,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,000,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
8.85%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
50,000
 $
50,000.00
0.00%
3.00%
0.60%
12/31/2009
DWS High Income Fund
3,100,000
 $
3,100,000.00
0.16%
3.00%
0.60%
12/31/2009
DWS High Income Plus Fund
675,000
 $
675,000.00
0.03%
3.00%
0.66%
12/31/2009
DWS High Income Trust
375,000
 $
375,000.00
0.02%
3.00%
0.99%
12/31/2009
DWS High Income VIP
400,000
 $
400,000.00
0.02%
3.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
30,000
 $
30,000.00
0.00%
3.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
460,000
 $
460,000.00
0.02%
3.00%
0.59%
12/31/2009
DWS Strategic Income Fund
325,000
 $
325,000.00
0.02%
3.00%
0.55%
12/31/2009
DWS Strategic Income Trust
125,000
 $
125,000.00
0.01%
3.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
60,000
 $
60,000.00
0.00%
3.00%
0.67%
12/31/2009
Total
5,600,000
 $
5,600,000.00
0.28%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
18451QAA6
36155WAE6
458207AG2
Issuer
CLEAR CHANNEL WORLDWIDE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley, Bank of
America, Barclays Capital, Moelis & Co
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays Capital, Credit
Suisse, Morgan Stanley, Deutsche Bank,
Goldman Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCU 9 1/4 12/15/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/18/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
500,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
425,000,000
500,000,000
Public offering price
100.000
99.170
99.166
Price paid if other than public
offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.15%
2.00%
1.75%
Rating
B2 / B
B2 / BB-
B3 / B+
Current yield
9.00%
8.37%
8.15%
Benchmark vs Spread (basis points)
602
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
15,000
 $
15,000.00
0.00%
2.00%
0.60%
12/31/2009
DWS High Income Fund
775,000
 $
775,000.00
0.16%
2.00%
0.60%
12/31/2009
DWS High Income Plus Fund
165,000
 $
165,000.00
0.03%
2.00%
0.66%
12/31/2009
DWS High Income Trust
95,000
 $
95,000.00
0.02%
2.00%
0.99%
12/31/2009
DWS High Income VIP
100,000
 $
100,000.00
0.02%
2.00%
0.87%
12/31/2009
DWS Lifecycle Long Range Fund
10,000
 $
10,000.00
0.00%
2.00%
0.61%
12/31/2009
DWS Multi Market Income Trust
115,000
 $
115,000.00
0.02%
2.00%
0.59%
12/31/2009
DWS Strategic Income Fund
80,000
 $
80,000.00
0.02%
2.00%
0.55%
12/31/2009
DWS Strategic Income Trust
30,000
 $
30,000.00
0.01%
2.00%
-0.22%
12/31/2009
DWS Strategic Income VIP
15,000
 $
15,000.00
0.00%
2.00%
0.67%
12/31/2009
Total
1,400,000
 $
1,400,000.00
0.28%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172441AR8
55616XAE7
58013MEG5
Issuer
Cinemark USA Incorporated
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
Banc of America Securities, Credit
Suisse, Wachovia Securities
Banc of America Securities, Credit
Suisse, JP Morgan, Bank of New York
Mellon Corp, Citigroup, Fifth Third
Securities Inc, Loop Capital Markets
LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup,
Daiwa Securities America Inc, Goldman
Sachs, Greenwich Capital Markets Inc,
HSBC Securities, ING Financial Markets,
Mitsubishi UFJ Securities Internat,
Mizuho Securities USA Inc, Morgan
Stanley, Piper Jaffray & Co, RBC Capital
Markets, Scotia Capital Inc, SG Americas
Securities LLC, SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
CNK 8.625% 06/15/2019
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2009
6/16/2009
6/16/2009
Total amount of offering sold to QIBs
470,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
470,000,000
650,000,000
400,000,000
Public offering price
97.560
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.63%
0.52%
Rating
B3/B-
Ba2/BB
A3/A
Current yield
8.84%
8.95%
5.00%
Benchmark vs Spread (basis points)
531bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,185,000.00
 $  1,156,086
0.25%
0.71%
0.00%
6/16/2009
DWS HIGH INCOME PLUS FUND
DWS
245,000.00
 $     239,022
0.05%
0.71%
0.00%
6/16/2009
DWS HIGH INCOME TRUST
DWS
140,000.00
 $     136,584
0.03%
0.71%
0.00%
6/16/2009
DWS HIGH INCOME VIP
DWS
155,000.00
 $     151,218
0.03%
0.71%
0.00%
6/16/2009
DWS MULTI MARKET INCOME TRUST
DWS
130,000.00
 $     126,828
0.03%
0.71%
0.00%
6/16/2009
DWS STRATEGIC INCOME FUND
DWS
90,000.00
 $      87,804
0.02%
0.71%
0.00%
6/16/2009
DWS STRATEGIC INCOME TRUST
DWS
35,000.00
 $      34,146
0.01%
0.71%
0.00%
6/16/2009
DWS STRATEGIC INCOME VIP
DWS
20,000.00
 $      19,512
0.00%
0.71%
0.00%
6/16/2009
Total

2,000,000
 $  1,951,200
0.43%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AL0
459902AR3
018772AL7
Issuer
CINCINNATI BELL
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, Morgan Stanley,
RBS
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8 1/4 10/15/17
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
500,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
500,000,000
500,000,000
570,000,000
Public offering price
98.562
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.65%
2.00%
Rating
Ba3 / B+
Baa2 / BBB
B2 / B+
Current yield
8.33%
6.57%
9.68%
Benchmark vs Spread (basis points)
533bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,515,000
 $
5,435,694
1.10%
0.58%
0.00%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,270,000
 $
1,251,737
0.25%
0.58%
0.00%
9/30/2009
DWS HIGH INCOME TRUST
DWS
645,000
 $
635,725
0.13%
0.58%
0.00%
9/30/2009
DWS HIGH INCOME VIP
DWS
720,000
 $
709,646
0.14%
0.58%
0.00%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,260,000
 $
1,241,881
0.25%
0.58%
0.00%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
255,000
 $
251,333
0.05%
0.58%
0.00%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
335,000
 $
330,183
0.07%
0.58%
0.00%
9/30/2009
Total


 $
9,856,200
1.99%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7
278865AH3
037411AU9
Issuer
CHESAPEAKE ENERGY CORPORATION
ECOLAB INCORPORATED
APACHE CORPORATION
Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman
Sachs, Morgan Stanley, Wachovia Securities,
Barclays Capital, BBVA Securities, BMO
Capital Markets, Bosc Inc, Capital One
Southcoast, Comerica Securities, Greenwich
Capital Markets, Jefferies & Company,
Natixis Bleichroeder, Raymond James &
Associates, RBC Capital Markets, Scotia
Capital
Citigroup, Credit Suisse, JP Morgan,
ABN Amro, Banc of America Securities LLC,
Barclays Capital, Wells Fargo
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 9.5% 02/15/15
ECL 4.875 02/15/15
APA 6% 09/15/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/28/2009
2/5/2008
9/26/2008
Total amount of offering sold to QIBs
1,425,000,000
250,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,425,000,000
250,000,000
400,000,000
Public offering price
97.750
99.805
99.476
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
0.63%
0.60%
Rating
Ba3/BB
A2/A
A3/A-
Current yield
9.72%
4.89%
6.03%
Benchmark vs Spread (basis points)
806bp
175bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
570,000.00
 $                   557,175
0.04%
-0.51%
-1.03%
3/31/2009
DWS High Income Plus Fund
DWS
70,000.00
 $                     68,425
0.00%
-0.51%
0.13%
3/31/2009
DWS High Income VIP
DWS
260,000.00
 $                   254,150
0.02%
-0.51%
-1.35%
3/31/2009
DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%
-0.51%
0.93%
3/31/2009
DWS Strategic Income Fund
DWS
25,000.00
 $                     24,438
0.00%
-0.51%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%
-0.51%
0.83%
3/31/2009
Total

1,000,000
 $                   977,500
0.07%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
15080BAA4
36155WAE6
458207AG2
Issuer
CEDC FIN CORP INTL INC
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Citigroup, Deutsche Bank, Goldman Sachs,
UBS
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
redecessors
> 3 years
> 3 years
> 3 years
Security
CEDC 9 1/8 12/01/16
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
380,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
380,000,000
425,000,000
500,000,000
Public offering price
99.366
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
2.00%
1.75%
Rating
B1 / B+
B2 / BB-
B3 / B+
Current yield
8.65%
8.37%
8.15%
Benchmark vs Spread (basis points)
645
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
5,105,000
 $
5,072,634.30
1.34%
3.33%
2.49%
12/31/2009
DWS High Income Plus Fund
1,085,000
 $
1,078,121.10
0.29%
3.33%
2.95%
12/31/2009
DWS High Income Trust
630,000
 $
626,005.80
0.17%
3.33%
3.34%
12/31/2009
DWS High Income VIP
655,000
 $
650,847.30
0.17%
3.33%
2.50%
12/31/2009
DWS Multi Market Income Trust
735,000
 $
730,340.10
0.19%
3.33%
2.58%
12/31/2009
DWS Strategic Income Fund
535,000
 $
531,608.10
0.14%
3.33%
0.57%
12/31/2009
DWS Strategic Income Trust
255,000
 $
253,383.30
0.07%
3.33%
2.61%
12/31/2009
Total
9,000,000
 $
8,942,940.00
2.37%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
13134YAD9
023608AE2
153645BB1
Issuer
Calpine Construction Finance Co
Ameren Corp
Central Illinois Light
Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, Morgan
Stanley, ING Bank
BNP Paribas Securities Corp, JP Morgan,
UBS Securities, PNC Capital Markets,
Scotia Capital
BNP Paribas, Goldman Sachs
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
CPN 8% 6/1/2016
AEE 8.875 5/15/2014
AEE 8.875 12/15/2013
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley Capital Services Inc.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2009
5/12/2009
12/4/2008
Total amount of offering sold to QIBs
1,000,000,000
425,000,000
150,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,000,000,000
425,000,000
150,000,000
Public offering price
95.488
99.505
99.997
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.60%
Rating
B1/BB-
Baa3/BB+
Baa2/BBB+
Current yield
8.38%
8.92%
8.88%
Benchmark vs Spread (basis points)
630bp
698bp
735bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
570,000.00
 $     544,282
0.06%
0.27%
2.90%
6/30/2009
DWS High Income Fund
DWS
4,430,000.00
 $  4,230,118
0.44%
0.27%
3.05%
6/30/2009
DWS High Income Plus Fund
DWS
920,000.00
 $     878,490
0.09%
0.27%
4.56%
6/30/2009
DWS Balanced VIP
DWS
30,000.00
 $      28,646
0.00%
0.27%
4.48%
6/30/2009
DWS Balanced Fund
DWS
105,000.00
 $     100,262
0.01%
0.27%
4.32%
6/30/2009
DWS Strategic Income VIP
DWS
65,000.00
 $      62,067
0.01%
0.27%
3.03%
6/30/2009
DWS Strategic Income Fund
DWS
300,000.00
 $     286,464
0.03%
0.27%
3.28%
6/30/2009
DWS Strategic Income Trust
DWS
115,000.00
 $     109,811
0.01%
0.27%
3.15%
6/30/2009
DWS Multi Market Income Trust
DWS
420,000.00
 $     401,050
0.04%
0.27%
3.15%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
45,000.00
 $      42,970
0.00%
0.27%
3.15%
6/30/2009
Total

7,000,000
 $  6,684,160
0.70%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AW4
939640AD0
00206RAP7
Issuer
CSC HOLDINGS INCORPORATED
WASHINGTON POST COMPANY
AT & T INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup,
Credit Suisse, Deutsche Bank Securities,
JP Morgan, BNP Paribas, General Electric
Capital, Goldman Sachs, RBS Greenwich
Capital, Scotia Capital, TD Securities
Citigroup, JP Morgan, Bank of New York,
PNC Capital Markets, Stifel Nicolaus &
Co, Wachovia Securities, Wells Fargo
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia Securities, CastleOak
Securities, Loop Capital Markets,
Mitsubishi UFJ Securities, Samuel A.
Ramirez
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8.5% 04/15/14
WP0 7.25% 02/01/19
T 6.7% 11/15/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/8/2009
1/27/2009
11/12/2008
Total amount of offering sold to QIBs
844,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
844,000,000
400,000,000
1,500,000,000
Public offering price
88.885
99.614
99.829
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.35%
Rating
B1/BB
A1/A+
A2/A
Current yield
5.02%
7.28%
6.71%
Benchmark vs Spread (basis points)
310bp
475bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
490,000.00
 $                   435,537
0.06%
10.82%
-0.64%
3/31/2009
DWS High Income Fund
DWS
890,000.00
 $                   791,077
0.11%
10.82%
-0.18%
3/31/2009
DWS High Income Plus Fund
DWS
620,000.00
 $                   551,087
0.07%
10.82%
0.32%
3/31/2009
Total

2,000,000
 $                 1,777,700
0.24%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7
939640AD0
00206RAP7
Issuer
CSC HOLDINGS INCORPORATED
WASHINGTON POST COMPANY
AT & T INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup,
Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, JP Morgan, BNP Paribas,
Calyon, Fortis Securities, Greenwich
Capital Markets, ING Financial Markets,
Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments
Citigroup, JP Morgan, Bank of New York,
PNC Capital Markets, Stifel Nicolaus &
Co, Wachovia Securities, Wells Fargo
Credit Suisse, JP Morgan, RBS Greenwich
Capital, Wachovia Securities, CastleOak
Securities, Loop Capital Markets,
Mitsubishi UFJ Securities, Samuel A.
Ramirez
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8.625% 02/15/19
WP0 7.25% 02/01/19
T 6.7% 11/15/13
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2009
1/27/2009
11/12/2008
Total amount of offering sold to QIBs
526,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
526,000,000
400,000,000
1,500,000,000
Public offering price
95.196
99.614
99.829
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.35%
Rating
B1/BB
A1/A+
A2/A
Current yield
9.06%
7.28%
6.71%
Benchmark vs Spread (basis points)
634bp
475bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%
1.11%
-2.35%
3/31/2009
DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%
1.11%
-1.83%
3/31/2009
DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%
1.11%
-2.97%
3/31/2009
DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%
1.11%
-2.57%
3/31/2009
DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%
1.11%
0.23%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%
1.11%
-0.09%
3/31/2009
DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%
1.11%
0.23%
3/31/2009
Total

2,000,000
 $                 1,903,920
0.39%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06846NAB0
55616XAE7
58013MEG5
Issuer
Bill Barret Corp
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BMO Capital Markets, Credit
Suisse , Morgan Stanley, SunTrust
Robinson Humphrey, Wachovia
Securities, BBVA Securities, Comerica
Securities, Fortis Securities, Howard
Weil, Mitsubishi UFJ Securities,  US
Bancorp Investments
Banc of America Securities, Credit
Suisse, JP Morgan, Bank of New York
Mellon Corp, Citigroup, Fifth Third
Securities Inc, Loop Capital Markets
LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup,
Daiwa Securities America Inc, Goldman
Sachs, Greenwich Capital Markets Inc,
HSBC Securities, ING Financial Markets,
 Mitsubishi UFJ Securities Internat,
Mizuho Securities USA Inc, Morgan Stanley,
Piper Jaffray & Co, RBC Capital Markets,
Scotia Capital Inc, SG Americas Securities
LLC, SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
BBG 9.875% 7/15/2016
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank Of America, N.A.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
250,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
250,000,000
650,000,000
400,000,000
Public offering price
95.172
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
0.63%
0.52%
Rating
B1e/B+
Ba2/BB
A3/A
Current yield
10.38%
8.95%
5.00%
Benchmark vs Spread (basis points)
930bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
500,000.00
 $     475,860
0.20%
0.00%
0.00%
6/30/2009
DWS HIGH INCOME FUND
DWS
2,415,000.00
 $  2,298,404
0.97%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
40,000.00
 $      38,069
0.02%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
190,000.00
 $     180,827
0.08%
0.00%
0.00%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
75,000.00
 $      71,379
0.03%
0.00%
0.00%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
280,000.00
 $     266,482
0.11%
0.00%
0.00%
6/30/2009
Total

3,500,000
 $  3,331,020
1.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AM8
459902AR3
018772AL7
Issuer
BALL CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan, BNP Paribas,
Commerzbank Capital Markets,
HSBC, Keybank, RBS, US Bank,
Wells Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLL 7 1/8 09/01/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
375,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
500,000,000
570,000,000
Public offering price
97.975
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba1 / BB+
Baa2 / BBB
B2 / B+
Current yield
6.97%
6.57%
9.68%
Benchmark vs Spread (basis points)
420bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,115,000
 $
1,092,421
0.29%
1.81%
-1.17%
8/21/2009
DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
225,343
0.06%
1.81%
-1.47%
8/21/2009
DWS HIGH INCOME TRUST
DWS
130,000
 $
127,368
0.03%
4.10%
6.69%
9/30/2009
DWS HIGH INCOME VIP
DWS
140,000
 $
137,165
0.04%
4.10%
4.90%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,798
0.00%
4.10%
6.08%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
165,000
 $
161,659
0.04%
4.10%
5.59%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
135,000
 $
132,266
0.04%
4.10%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
44,089
0.01%
4.10%
5.58%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
30,000
 $
29,393
0.01%
4.10%
4.27%
9/30/2009
Total


 $
1,959,500
0.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AN6
459902AR3
018772AL7
Issuer
BALL CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BLL 7 3/8 09/01/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/11/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
325,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
325,000,000
500,000,000
570,000,000
Public offering price
97.414
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating
Ba1 / BB+
Baa2 / BBB
B2 / B+
Current yield
7.22%
6.57%
9.68%
Benchmark vs Spread (basis points)
405bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,110,000
 $
1,081,295
0.34%
1.38%
-1.17%
8/21/2009
DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
224,052
0.07%
1.38%
-1.47%
8/21/2009
DWS HIGH INCOME TRUST
DWS
135,000
 $
131,509
0.04%
4.20%
6.69%
9/30/2009
DWS HIGH INCOME VIP
DWS
140,000
 $
136,380
0.04%
4.20%
4.90%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,741
0.00%
4.20%
6.08%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
170,000
 $
165,604
0.05%
4.20%
5.59%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
135,000
 $
131,509
0.04%
4.20%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
43,836
0.01%
4.20%
5.58%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,354
0.01%
4.20%
4.27%
9/30/2009
Total


 $
1,948,280
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
03674PAA1
36155WAE6
458207AG2
Issuer
ANTERO RESOURCES FINANCE
GCI INC
INTELSAT JACKSON HLDG
Underwriters
Barclays, JP Morgan, Wells Fargo, BNP
Paribas, Calyon Securities, Comerica
Securities, Credit Suisse, Deutsche Bank,
Keybanc, Lloyds TSB Bank, Mitsubishi
Calyon Securities, Deutsche Bank, Janney
Montgomery Scott, Morgan Stanley,
Oppenheimer, RBC
Bank of America, Barclays, Credit Suisse,
Morgan Stanley, Deutsche Bank, Goldman
Sachs, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ANTERO 9 3/8 12/01/17
GNCMA 8 5/8 11/15/19
INTEL 8 1/2 11/01/19
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JPMorgan Chase
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2009
10/29/2009
10/14/2009
Total amount of offering sold to QIBs
375,000,000
425,000,000
500,000,000
Total amount of any concurrent public
offering
0
0
0
Total
375,000,000
425,000,000
500,000,000
Public offering price
99.299
99.170
99.166
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.00%
1.75%
Rating
Caa1 / B+
B2 / BB-
B3 / B+
Current yield
9.25%
8.37%
8.15%
Benchmark vs Spread (basis points)
631
533
521







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS High Income Fund
575,000.00
 $
570,969.25
0.15%
2.72%
3.18%
12/31/2009
DWS High Income Plus Fund
120,000.00
 $
119,158.80
0.03%
2.72%
3.44%
12/31/2009
DWS High Income Trust
70,000.00
 $
69,509.30
0.02%
2.72%
4.39%
12/31/2009
DWS High Income VIP
75,000.00
 $
74,474.25
0.02%
2.72%
3.31%
12/31/2009
DWS Multi Market Income Trust
80,000.00
 $
79,439.20
0.02%
2.72%
3.61%
12/31/2009
DWS Strategic Income Fund
60,000.00
 $
59,579.40
0.02%
2.72%
1.27%
12/31/2009
DWS Strategic Income Trust
20,000.00
 $
19,859.80
0.01%
2.72%
3.59%
12/31/2009
Total
1,000,000.00
 $
992,990.00
0.26%










^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7
120568AT7
12626PAJ2
Issuer
Ameristar Casinos
Bunge Limited Finance
CRH America Incorporated
Underwriters
Banc of America Securities, Deutsche
Bank Securities, Wachovia, Calyon
Securities, Comerica Securities
BNP Paribas, HSBC Securities, JP Morgan,
RBS Securities, Bank of Tokyo Mitsubishi
Trust Co, BBVA Compass, Calyon, Citigroup,
ING Bank, Rabobank International, Sociate
Generale, Standard Chartered Bank
Barclays Capital, BNP Paribas, Citigroup,
JP Morgan, Banc of America Securities,
ING Bank, J&E Davy Holdings, Rabo
Securities, RBS Greenwich Capital, UBS
Securities
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
ASCA 9.25% 06/01/2014
BG 8.5% 06/15/2019
CRHID 8.125% 07/15/2018
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2009
6/4/2009
7/16/2008
Total amount of offering sold to QIBs
650,000,000
600,000,000
650,000,000
Total amount of any concurrent public
offering
0
0
0
Total
650,000,000
600,000,000
650,000,000
Public offering price
97.087
99.997
99.963
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.45%
Rating
B2/BB-
Baa2/BBB-
Baa1/BBB+
Current yield
9.53%
8.50%
8.13%
Benchmark vs Spread (basis points)
726bp
479bp
420bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%
5.06%
2.38%
6/30/2009
DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%
5.06%
2.53%
6/30/2009
DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%
5.06%
4.52%
6/30/2009
DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%
5.06%
4.68%
6/30/2009
DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%
5.06%
4.50%
6/30/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%
5.06%
2.63%
6/30/2009
DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%
5.06%
4.24%
6/30/2009
DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%
5.06%
1.48%
6/30/2009
DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%
5.06%
1.50%
6/30/2009
DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%
5.06%
2.74%
6/30/2009
DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%
5.06%
4.26%
6/30/2009
DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%
5.06%
3.09%
6/30/2009
Total

4,693,014
 $  4,556,306
0.72%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
018772AL7
55616XAE7
58013MEG5
Issuer
Alliance One International Inc
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, ING Bank,
Fortis Securities, Natixis Bleichroeder,
Rabo Securities
Banc of America Securities, Credit Suisse,
JP Morgan Securities, Bank of New York
Mellon Corp, Citigroup Global Markets Inc,
Fifth Third Securities Inc, Loop Capital
Markets LLC, Piper Jaffray & Co, PNC Capital
Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup, Daiwa
Securities America Inc, Goldman Sachs,
Greenwich Capital Markets, HSBC Securities,
ING Financial Markets, Mitsubishi UFJ
Securities, Mizuho Securities, Morgan
Stanley, Piper Jaffray & Co, RBC Capital
Markets, Scotia Capital, SG Americas
Securities, SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
AOI 10 07/15/2016
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
570,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
570,000,000
650,000,000
400,000,000
Public offering price
95.177
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.63%
0.52%
Rating
B2/B+
Ba2/BB
A3/A
Current yield
10.51%
8.95%
5.00%
Benchmark vs Spread (basis points)
782bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
8,580,000.00
 $  8,166,187
1.51%
-0.45%
0.50%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,780,000.00
 $  1,694,151
0.31%
-0.45%
1.23%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,010,000.00
 $     961,288
0.18%
-0.45%
0.50%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
695,000.00
 $     661,480
0.12%
-0.45%
0.00%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
280,000.00
 $     266,496
0.05%
-0.45%
0.54%
6/30/2009
DWS STRATEGIC INCOME VIP
DWS
155,000.00
 $     147,524
0.03%
-0.45%
0.10%
6/30/2009
Total

12,500,000
 $11,897,125
2.17%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00828BAC9
459902AR3
018772AL7
Issuer
AFFINIA GROUP
INCORPORATED
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Barclays,
Deutsche Bank, JP Morgan, Wells
Fargo
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AFFGRP 10 3/4 08/15/16
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/6/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
225,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
225,000,000
500,000,000
570,000,000
Public offering price
98.799
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.65%
2.00%
Rating
B1 / B+
Baa2 / BBB
B2 / B+
Current yield
10.12%
6.57%
9.68%
Benchmark vs Spread (basis points)
765bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
280,000
 $
276,637
0.12%
8.81%
5.10%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
60,000
 $
59,279
0.03%
8.81%
4.89%
9/30/2009
DWS HIGH INCOME TRUST
DWS
35,000
 $
34,580
0.02%
8.81%
6.81%
9/30/2009
DWS HIGH INCOME VIP
DWS
35,000
 $
34,580
0.02%
8.81%
5.08%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,880
0.00%
8.81%
5.81%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
35,000
 $
34,580
0.02%
8.81%
5.59%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
25,000
 $
24,700
0.01%
8.81%
3.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
10,000
 $
9,880
0.00%
8.81%
5.49%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
10,000
 $
9,880
0.00%
8.81%
4.17%
9/30/2009
Total


 $
493,995
0.22%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00165AAA6
55616XAE7
58013MEG5
Issuer
AMC Entertainment
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Banc of America
Securities LLC, Barclays Capital,
Morgan Stanley
Banc of America Securities, Credit Suisse,
JP Morgan, Bank of New York Mellon Corp,
Citigroup, Fifth Third Securities Inc,
Loop Capital Markets LLC, Piper Jaffray
& Co, PNC Capital Markets, Wells Fargo
Banc of America Securities, JP Morgan,
ANZ Securities, Barclays Capital, BNP
Paribas Securities Corp, Citigroup,
Daiwa Securities America Inc, Goldman
Sachs, Greenwich Capital Markets Inc,
HSBC Securities, ING Financial Markets,
Mitsubishi UFJ Securities Internat, Mizuho
Securities USA Inc, Morgan Stanley, Piper
Jaffray & Co, RBC Capital Markets, Scotia
Capital Inc, SG Americas Securities LLC,
SunTrust Capital Markets
Years of continuous operation, including
predecessors
> 3 years
>3 years
>3 years
Security
AMCENT 8.75% 6/1/2019
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse International
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/27/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
600,000,000
650,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
600,000,000
650,000,000
400,000,000
Public offering price
97.582
99.911
99.966
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.30%
0.63%
0.52%
Rating
B1/B-
Ba2/BB
A3/A
Current yield
8.97%
8.95%
5.00%
Benchmark vs Spread (basis points)
792bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
120,000.00
 $     117,098
0.02%
-3.67%
2.52%
6/30/2009
DWS BALANCED VIP
DWS
35,000.00
 $      34,154
0.01%
-3.67%
2.65%
6/30/2009
DWS HIGH INCOME FUND
DWS
5,685,000.00
 $  5,547,537
0.95%
-3.67%
2.99%
6/30/2009
DWS HIGH INCOME PLUS FUND
DWS
1,220,000.00
 $  1,190,500
0.20%
-3.67%
3.75%
6/30/2009
DWS HIGH INCOME TRUST
DWS
705,000.00
 $     687,953
0.12%
-3.67%
4.66%
6/30/2009
DWS HIGH INCOME VIP
DWS
765,000.00
 $     746,502
0.13%
-3.67%
3.15%
6/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
735,000.00
 $     717,228
0.12%
-3.67%
3.25%
6/30/2009
DWS STRATEGIC INCOME FUND
DWS
535,000.00
 $     522,064
0.09%
-3.67%
2.08%
6/30/2009
DWS STRATEGIC INCOME TRUST
DWS
200,000.00
 $     195,164
0.03%
-3.67%
3.40%
6/30/2009
Total

10,000,000
 $  9,758,200
1.67%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00081TAC2
459902AR3
018772AL7
Issuer
ACCO BRAND CORPORATION
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, BMO Capital
Markets, Credit Suisse, Deutsche
Bank, Barclays, Barrington
Research Associates, CJS
Securities, SunTrust Robinson
Humphrey
Bank of America Merrill Lynch,
Deutsche Bank, Goldman Sachs,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS,
BNP Paribas, Comerica Bank,
Keybank, UBS, USB Capital
Resources
Credit Suisse, Deutsche Bank,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder,
Rabo Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ABD 10 5/8 03/15/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/21/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
460,000,000
500,000,000
570,000,000
Total amount of any concurrent public
offering
0
0
0
Total
460,000,000
500,000,000
570,000,000
Public offering price
98.502
99.453
95.177
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.65%
2.00%
Rating
B2 / BB-
Baa2 / BBB
B2 / B+
Current yield
9.71%
6.57%
9.68%
Benchmark vs Spread (basis points)
838bp
362.5bp
782bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
850,000
 $
837,267
0.18%
6.09%
0.64%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
180,000
 $
177,304
0.04%
6.09%
1.00%
9/30/2009
DWS HIGH INCOME TRUST
DWS
105,000
 $
103,427
0.02%
6.09%
0.81%
9/30/2009
DWS HIGH INCOME VIP
DWS
105,000
 $
103,427
0.02%
6.09%
0.65%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,850
0.00%
6.09%
0.10%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
108,352
0.02%
6.09%
0.80%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
90,000
 $
88,652
0.02%
6.09%
0.89%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
29,551
0.01%
6.09%
0.73%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
20,000
 $
19,700
0.00%
6.09%
0.72%
9/30/2009
Total


 $
837,267
0.18%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
92203PAD8
18451QAA6
302203AA2
Issuer
VANGUARD HEALTH HLDG CO
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
VANGUA 8 2018
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
950,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
950,000,000
500,000,000
1,400,000,000
Public offering price
98.56
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 / CCC+
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
494
602
622
DWS High Income Trust
425,000
418,880
0.04%
-0.11%
3.48%
3/31/2010
DWS High Income VIP
430,000
423,808
0.05%
-0.11%
2.40%
3/31/2010
DWS High Income Fund
3,320,000
3,272,192
0.35%
-0.11%
2.77%
3/31/2010
DWS Strategic Income VIP
65,000
64,064
0.01%
-0.11%
2.03%
3/31/2010
DWS Lifecycle Long Range Fund
30,000
29,568
0.00%
-0.11%
1.91%
3/31/2010
DWS High Income Plus Fund
715,000
704,704
0.08%
-0.11%
2.94%
3/31/2010
DWS Strategic Income Fund
360,000
354,816
0.04%
-0.11%
2.08%
3/31/2010
DWS Multi Market Income Trust
515,000
507,584
0.05%
-0.11%
3.52%
3/31/2010
DWS Strategic Income Trust
140,000
137,984
0.01%
-0.11%
3.52%
3/31/2010
Total
6,000,000
5,913,600
0.63%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87900YAA1
18451QAA6
302203AA2
Issuer
TEEKAY CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TEEKAY CORP
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
450,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
450,000,000
500,000,000
1,400,000,000
Public offering price
99.18
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
1.70%
0.02%
0.02%
Rating
B1 /BB
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
492
602
622
DWS High Income Trust
40,000
39,672
0.01%
2.59%
0.00%
1/15/2010
DWS High Income VIP
80,000
79,344
0.02%
2.59%
0.00%
1/15/2010
DWS High Income Fund
605,000
600,039
0.13%
2.59%
0.00%
1/15/2010
DWS Strategic Income VIP
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
DWS Lifecycle Long Range Fund
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
DWS High Income Plus Fund
130,000
128,934
0.03%
2.59%
0.00%
1/15/2010
DWS Strategic Income Fund
65,000
64,467
0.01%
2.59%
0.00%
1/15/2010
DWS Multi Market Income Trust
45,000
44,631
0.01%
2.59%
0.00%
1/15/2010
DWS Strategic Income Trust
15,000
14,877
0.00%
2.59%
0.00%
1/15/2010
Total
1,000,000
991,800
0.22%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
 QIBs
430,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
430,000,000
300,000,000
400,000,000
Public offering price
99.28
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / B-
B2/BB-
Caa1/BB-
Current yield
7.8
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
488
455
609
DWS High Income Trust
140,000
138,998
0.03%
2.94%
2.60%
3/31/2010
DWS High Income VIP
135,000
134,033
0.03%
2.94%
1.94%
3/31/2010
DWS High Income Fund
1,105,000
1,097,088
0.26%
2.94%
2.22%
3/31/2010
DWS Strategic Income VIP
25,000
24,821
0.01%
2.94%
1.17%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
9,928
0.00%
2.94%
2.65%
3/31/2010
DWS High Income Plus Fund
245,000
243,246
0.06%
2.94%
2.03%
3/31/2010
DWS Strategic Income Fund
125,000
124,105
0.03%
2.94%
1.12%
3/31/2010
DWS Multi Market Income Trust
170,000
168,783
0.04%
2.94%
2.48%
3/31/2010
DWS Strategic Income Trust
45,000
44,678
0.01%
2.94%
2.50%
3/31/2010
Total
2,000,000
1,985,680
0.47%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
78442FEJ3
431318AJ3
563571AG3
Issuer
SLM CORP
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
1,500,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,500,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.02%
0.02%
Rating
Ba1 /BBB-
B2/BB-
Caa1/BB-
Current yield
8.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
513
455
609
DWS High Income Trust
140,000
137,648
0.01%
-1.34%
0.97%
3/31/2010
DWS High Income VIP
135,000
132,732
0.01%
-1.34%
0.74%
3/31/2010
DWS High Income Fund
1,105,000
1,086,436
0.07%
-1.34%
0.91%
3/31/2010
DWS Strategic Income VIP
25,000
24,580
0.00%
-1.34%
0.33%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
9,832
0.00%
-1.34%
-0.01%
3/31/2010
DWS High Income Plus Fund
245,000
240,884
0.02%
-1.34%
0.96%
3/31/2010
DWS Strategic Income Fund
125,000
122,900
0.01%
-1.34%
0.26%
3/31/2010
DWS Multi Market Income Trust
170,000
167,144
0.01%
-1.34%
0.75%
3/31/2010
DWS Strategic Income Trust
45,000
44,244
0.00%
-1.34%
0.76%
3/31/2010
Total
2,000,000
1,966,400
0.13%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
749121CB3
18451QAA6
302203AA2
Issuer
QWEST COMMUNICATIONS
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM, MS, WELLS,
CS, SUNTRST
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7 1/8 04/01/18
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
800,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
800,000,000
500,000,000
1,400,000,000
Public offering price
98.44
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba3 /B+
B2/B
B1/B+
Current yield
6.9
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
378
602
622
DWS High Income Trust
350,000
344,540
0.04%
6.16%
3.69%
3/31/2010
DWS High Income VIP
355,000
349,462
0.04%
6.16%
2.55%
3/31/2010
DWS High Income Fund
2,770,000
2,726,788
0.35%
6.16%
2.77%
3/31/2010
DWS Strategic Income VIP
55,000
54,142
0.01%
6.16%
2.46%
3/31/2010
DWS Lifecycle Long Range Fund
30,000
29,532
0.00%
6.16%
2.04%
3/31/2010
DWS High Income Plus Fund
600,000
590,640
0.08%
6.16%
2.63%
3/31/2010
DWS Strategic Income Fund
295,000
290,398
0.04%
6.16%
2.51%
3/31/2010
DWS Multi Market Income Trust
425,000
418,370
0.05%
6.16%
3.62%
3/31/2010
DWS Strategic Income Trust
120,000
118,128
0.02%
6.16%
3.71%
3/31/2010
Total
5,000,000
4,922,000
0.63%
^The Security and Fund Performance is
calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723655AA4
431318AJ3
563571AG3
Issuer
PIONEER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PDC 9.875 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
250,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
250,000,000
300,000,000
400,000,000
Public offering price
99.75
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.02%
0.02%
Rating
B3 / B
B2/BB-
Caa1/BB-
Current yield
10
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
743
455
609
DWS High Income Trust
95,000
94,763
0.04%
2.09%
0.00%
3/4/2010
DWS High Income VIP
185,000
184,538
0.07%
2.09%
0.00%
3/4/2010
DWS High Income Fund
1,520,000
1,516,200
0.61%
2.09%
0.00%
3/4/2010
DWS Strategic Income VIP
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
DWS Lifecycle Long Range Fund
15,000
14,963
0.01%
2.09%
0.00%
3/4/2010
DWS High Income Plus Fund
335,000
334,163
0.13%
2.09%
0.00%
3/4/2010
DWS Strategic Income Fund
175,000
174,563
0.07%
2.09%
0.00%
3/4/2010
DWS Multi Market Income Trust
115,000
114,713
0.05%
2.09%
0.00%
3/4/2010
DWS Strategic Income Trust
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
Total
2,500,000
2,493,750
1.00%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
300,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BB-
Caa1/BB-
Current yield
8.96
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
576
455
609
DWS High Income Trust
175,000
175,000
0.06%
2.50%
0.00%
3/11/2010
DWS High Income VIP
170,000
170,000
0.06%
2.50%
0.00%
3/11/2010
DWS High Income Fund
1,375,000
1,375,000
0.46%
2.50%
0.00%
3/11/2010
DWS Strategic Income VIP
30,000
30,000
0.01%
2.50%
0.00%
3/11/2010
DWS Lifecycle Long Range Fund
15,000
15,000
0.01%
2.50%
0.00%
3/11/2010
DWS High Income Plus Fund
305,000
305,000
0.10%
2.50%
0.00%
3/11/2010
DWS Strategic Income Fund
160,000
160,000
0.05%
2.50%
0.00%
3/11/2010
DWS Multi Market Income Trust
215,000
215,000
0.07%
2.50%
0.00%
3/11/2010
DWS Strategic Income Trust
55,000
55,000
0.02%
2.50%
0.00%
3/11/2010
Total
2,500,000
2,500,000
0.83%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
300,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
300,000,000
500,000,000
1,400,000,000
Public offering price
100.53
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
690368AH8
097751AS0
701081AS0
Issuer
OVERSEAS SHIPHOLDING
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CITI, HSBC, MS, DB, GS, ING
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
OSG 8 1/8 03/30/18
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to
QIBs
300,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent public
offering
-
-
Total
300,000,000
650,000,000
300,000,000
Public offering price
98.56
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.0
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
495
415
576
DWS High Income Trust
210,000
206,976
0.07%
0.57%
0.00%
3/24/2010
DWS High Income VIP
205,000
202,048
0.07%
0.57%
0.00%
3/24/2010
DWS High Income Fund
1,665,000
1,641,024
0.56%
0.57%
0.00%
3/24/2010
DWS Strategic Income VIP
35,000
34,496
0.01%
0.59%
0.00%
3/24/2010
DWS Lifecycle Long Range Fund
15,000
14,784
0.01%
0.61%
0.00%
3/24/2010
DWS High Income Plus Fund
365,000
359,744
0.12%
0.57%
0.00%
3/24/2010
DWS Strategic Income Fund
190,000
187,264
0.06%
0.57%
0.00%
3/24/2010
DWS Multi Market Income Trust
250,000
246,400
0.08%
0.57%
0.00%
3/24/2010
DWS Strategic Income Trust
65,000
64,064
0.02%
0.56%
0.00%
3/24/2010
Total
3,000,000
2,956,800
1.0%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
471109AD0
18451QAA6
302203AA2
Issuer
JARDEN CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BCLY, DB, GS, SUNTRST, UBS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
JAH 7.5 2020
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
275,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
275,000,000
500,000,000
1,400,000,000
Public offering price
99.14
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 /B
B2/B
B1/B+
Current yield
7.4
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
385
602
622
DWS High Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS High Income VIP
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS High Income Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS High Income Plus Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
DWS Multi Market Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
Total
500,000
495,700
0.20%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
431318AJ3
92203PAD8
695459AE7
Issuer
HILCORP ENERGY I LP
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BCLY, BMO, DB, JPM, WELLS,
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HILCRP 8 2020
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/
Name of underwriter or dealer from which
purchased
N/A
N/
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to
QIBs
300,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
Total
300,000,000
950,000,000
300,000,000
Public offering price
98.32
98.32
100.53
Price paid if other than public offering
price
N/A
N/A
N/
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/ BB-
B3/CCC+
NR/NR
Current yield
8.3
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
455
494
539
DWS High Income Trust
205,000
201,556
0.07%
-1.34%
3.71%
3/31/2010
DWS High Income VIP
215,000
211,388
0.07%
-1.34%
2.71%
3/31/2010
DWS High Income Fund
1,660,000
1,632,112
0.54%
-1.34%
2.94%
3/31/2010
DWS Strategic Income VIP
35,000
34,412
0.01%
-1.34%
2.38%
3/31/2010
DWS Lifecycle Long Range Fund
20,000
19,664
0.01%
-1.34%
4.68%
3/31/2010
DWS High Income Plus Fund
355,000
349,036
0.12%
-1.34%
2.88%
3/31/2010
DWS Strategic Income Fund
185,000
181,892
0.06%
-1.34%
2.48%
3/31/2010
DWS Multi Market Income Trust
255,000
250,716
0.08%
-1.34%
3.86%
3/31/2010
DWS Strategic Income Trust
70,000
68,824
0.02%
-1.34%
3.92%
3/31/2010
Total
3,000,000
2,949,450
0.98%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
36186RAA8
431318AJ3
563571AG3
Issuer
GMAC INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, DB, MS, CITI, BNP, CS, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
1,900,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,900,000,000
300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.02%
0.02%
Rating
B3 /B
B2/BB-
Caa1/BB-
Current yield
8.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
445.5
455
609
DWS High Income Trust
495,000
486,684
0.03%
4.25%
1.50%
3/31/2010
DWS High Income VIP
480,000
471,936
0.02%
4.25%
1.19%
3/31/2010
DWS High Income Fund
3,850,000
3,785,320
0.20%
4.25%
1.34%
3/31/2010
DWS Strategic Income VIP
80,000
78,656
0.00%
4.25%
0.67%
3/31/2010
DWS Lifecycle Long Range Fund
40,000
39,328
0.00%
4.25%
1.18%
3/31/2010
DWS High Income Plus Fund
850,000
835,720
0.04%
4.25%
1.26%
3/31/2010
DWS Strategic Income Fund
445,000
437,524
0.02%
4.25%
0.69%
3/31/2010
DWS Multi Market Income Trust
600,000
589,920
0.03%
4.25%
1.50%
3/31/2010
DWS Strategic Income Trust
160,000
157,312
0.01%
4.25%
1.49%
3/31/2010
Total
7,000,000
6,882,400
0.36%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
345397VM2
18451QAA6
302203AA2
Issuer
FORD MOTOR CREDIT CO LLC
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FMCC 8.125 2020
CCU 9 1/4 12/15/19
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to
QIBs
1,250,000,000
500,000,000
1,400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
1,250,000,000
500,000,000
1,400,000,000
Public offering price
100
98.32
96.21
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
B1 /B-
B2/B
B1/B+
Current yield
7.8
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
715
602
622
DWS High Income Trust
225,000
225,000
0.02%
4.90%
3.48%
3/31/2010
DWS High Income VIP
100,000
100,000
0.01%
4.90%
2.40%
3/31/2010
DWS High Income Fund
685,000
685,000
0.05%
4.90%
2.77%
3/31/2010
DWS High Income Plus Fund
115,000
115,000
0.01%
4.90%
2.63%
3/31/2010
DWS Strategic Income Fund
100,000
100,000
0.01%
4.90%
2.08%
3/31/2010
DWS Multi Market Income Trust
1,410,000
1,410,000
0.11%
4.90%
3.41%
3/31/2010
DWS Strategic Income Trust
365,000
365,000
0.03%
4.90%
3.44%
3/31/2010
Total
3,000,000
3,000,000
0.26%
The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
25380WAC0
431318AJ3
563571AG3
Issuer
DIGICEL GROUP LTD
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CITI, CS, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
DLLTD 10.5 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
775,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
775,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Caa1/N/A
B2/BB-
Caa1/BB-
Current yield
10.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
715
455
609
DWS High Income Trust
100,000
100,000
0.01%
3.75%
1.17%
3/31/2010
DWS High Income VIP
190,000
190,000
0.02%
3.75%
0.89%
3/31/2010
DWS High Income Fund
1,530,000
1,530,000
0.20%
3.75%
1.12%
3/31/2010
DWS Strategic Income VIP
100,000
100,000
0.01%
3.75%
0.42%
3/31/2010
DWS Lifecycle Long Range Fund
100,000
100,000
0.01%
3.75%
0.35%
3/31/2010
DWS High Income Plus Fund
340,000
340,000
0.04%
3.75%
1.11%
3/31/2010
DWS Strategic Income Fund
175,000
175,000
0.02%
3.75%
0.26%
3/31/2010
DWS Multi Market Income Trust
115,000
115,000
0.01%
3.75%
0.96%
3/31/2010
DWS Strategic Income Trust
100,000
100,000
0.01%
3.75%
1.03%
3/31/2010
Total
2,750,000
2,750,000
0.35%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarte r-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
19190AAA5
097751AS0
701081AS0
Issuer
COFFEYVILLE RESOURCES LLC
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CS, DB, GS, RBS
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CFVRES 9 2015
BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/25/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to
QIBs
275,000,000
650,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
275,000,000
650,000,000
300,000,000
Public offering price
99.51
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba3 /BB-
Ba2/BB+
B1/B+
Current yield
8.9
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
651
415
576
DWS High Income Trust
70,000
69,657
0.03%
2.25%
0.32%
3/31/2010
DWS High Income VIP
70,000
69,657
0.03%
2.25%
0.15%
3/31/2010
DWS High Income Fund
545,000
542,330
0.20%
2.25%
0.43%
3/31/2010
DWS Strategic Income VIP
10,000
9,951
0.00%
2.25%
0.17%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
9,951
0.00%
2.25%
0.60%
3/31/2010
DWS High Income Plus Fund
120,000
119,412
0.04%
2.25%
0.80%
3/31/2010
DWS Strategic Income Fund
65,000
64,682
0.02%
2.25%
0.00%
3/31/2010
DWS Multi Market Income Trust
85,000
84,584
0.03%
2.25%
0.32%
3/31/2010
DWS Strategic Income Trust
25,000
24,878
0.01%
2.25%
0.30%
3/31/2010
Total
1,000,000
995,110
0.36%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AM8
431318AJ3
563571AG3
Issuer
CINCINNATI BELL INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, DB, MS, RBS, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.75 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
625,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
625,000,000
300,000,000
400,000,000
Public offering price
98.60
98.32
100.00
00
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2 /B-
B2/BB-
Caa1/BB-
Current yield
8.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
565
455
609
DWS High Income Trust
1,295,000
1,276,870
0.20%
2.31%
1.50%
3/31/2010
DWS High Income VIP
350,000
345,100
0.06%
2.31%
1.19%
3/31/2010
DWS High Income Fund
3,155,000
3,110,830
0.50%
2.31%
1.34%
3/31/2010
DWS Strategic Income VIP
170,000
167,620
0.03%
2.31%
0.67%
3/31/2010
DWS Lifecycle Long Range Fund
95,000
93,670
0.01%
2.31%
1.18%
3/31/2010
DWS High Income Plus Fund
695,000
685,270
0.11%
2.31%
1.26%
3/31/2010
DWS Strategic Income Fund
735,000
724,710
0.12%
2.31%
0.69%
3/31/2010
DWS Multi Market Income Trust
1,185,000
1,168,410
0.19%
2.31%
1.50%
3/31/2010
DWS Strategic Income Trust
320,000
315,520
0.05%
2.31%
1.49%
3/31/2010
Total
8,000,000
7,888,000
1.26%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
153527AG1
92203PAD8
695459AE7
Issuer
CENTRAL GARDEN AND PET CO
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
JPM, OPCO, DB, SUNTRST
JPM, DB
BAC, DB, CS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CENT 8.25 2018
VANGUA 8 02/01/20
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to
QIBs
400,000,000
950,000,000
300,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
400,000,000
950,000,000
300,000,000
Public offering price
100
98.32
100.53
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/B
B3/CCC+
NR/NR
Current yield
8.1
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
565
494
539
DWS High Income Trust
230,000
230,000
0.06%
1.38%
3.95%
3/31/2010
DWS High Income Fund
1,765,000
1,765,000
0.44%
1.38%
3.34%
3/31/2010
DWS Strategic Income VIP
35,000
35,000
0.01%
1.38%
2.03%
3/31/2010
DWS Lifecycle Long Range Fund
20,000
20,000
0.01%
1.38%
4.42%
3/31/2010
DWS High Income Plus Fund
385,000
385,000
0.10%
1.38%
3.67%
3/31/2010
DWS Strategic Income Fund
210,000
210,000
0.05%
1.38%
1.99%
3/31/2010
DWS Multi Market Income Trust
280,000
280,000
0.07%
1.38%
4.42%
3/31/2010
DWS Strategic Income Trust
75,000
75,000
0.02%
1.38%
3.70%
3/31/2010
Total
3,000,000
3,000,000
0.78%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AV3
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.75 2020
HILCRP 8 02/15/40
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
850,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
850,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
1.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
404
455
609
DWS High Income Trust
355,000
355,000
0.04%
4.50%
1.28%
3/31/2010
DWS High Income VIP
340,000
340,000
0.04%
4.50%
1.04%
3/31/2010
DWS High Income Fund
2,760,000
2,760,000
0.32%
4.50%
1.12%
3/31/2010
DWS Strategic Income VIP
55,000
55,000
0.01%
4.50%
0.58%
3/31/2010
DWS Lifecycle Long Range Fund
30,000
30,000
0.00%
4.50%
1.06%
3/31/2010
DWS High Income Plus Fund
605,000
605,000
0.07%
4.50%
1.26%
3/31/2010
DWS Strategic Income Fund
315,000
315,000
0.04%
4.50%
0.47%
3/31/2010
DWS Multi Market Income Trust
425,000
425,000
0.05%
4.50%
1.06%
3/31/2010
DWS Strategic Income Trust
115,000
115,000
0.01%
4.50%
1.10%
3/31/2010
Total
5,000,000
5,000,000
0.59%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AS0
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.5 2018
HILCRP 8 02/15/31
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
650,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
650,000,000
300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
7.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BB-
Current yield
7.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
415
455
609
DWS High Income Trust
140,000
140,000
0.02%
4.25%
1.28%
3/31/2010
DWS High Income VIP
135,000
135,000
0.02%
4.25%
1.04%
3/31/2010
DWS High Income Fund
1,105,000
1,105,000
0.17%
4.25%
1.12%
3/31/2010
DWS Strategic Income VIP
25,000
25,000
0.00%
4.25%
0.58%
3/31/2010
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
4.25%
1.06%
3/31/2010
DWS High Income Plus Fund
245,000
245,000
0.04%
4.25%
1.26%
3/31/2010
DWS Strategic Income Fund
125,000
125,000
0.02%
4.25%
0.47%
3/31/2010
DWS Multi Market Income Trust
170,000
170,000
0.03%
4.25%
1.06%
3/31/2010
DWS Strategic Income Trust
45,000
45,000
0.01%
4.25%
1.10%
3/31/2010
Total
2,000,000
2,000,000
0.31%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
053773AK3
431318AJ3
563571AG3
Issuer
AVIS BUDGET CAR RENTAL LLC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CITI, DB, JPM
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CAR 9 5/8 03/15/18
HILCRP 8 02/15/22
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager
of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/5/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to
QIBs
450,000,000
300,000,000
400,000,000
Total dollar amount of any concurrent
public offering
-
-
-
Total
450,000,000
300,000,000
400,000,000
Public offering price
98.63
98.32
100.
Price paid if other than public offering
price
N/A
N/A
N/A
Underwriting spread or commission
0.02%
0.02%
Rating
B3 /B
B2/BB-
Caa1/BB-
Current yield
9.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
Benchmark vs Spread (basis points)
655
455
609
DWS High Income Trust
135,000
133,157
0.03%
5.95%
2.27%
3/31/2010
DWS High Income VIP
260,000
256,435
0.06%
5.95%
1.64%
3/31/2010
DWS High Income Fund
2,120,000
2,090,956
0.46%
5.95%
1.78%
3/31/2010
DWS Strategic Income VIP
45,000
44,384
0.01%
5.95%
1.09%
3/31/2010
DWS Lifecycle Long Range Fund
25,000
24,659
0.01%
5.95%
1.67%
3/31/2010
DWS High Income Plus Fund
470,000
463,561
0.10%
5.95%
1.72%
3/31/2010
DWS Strategic Income Fund
240,000
236,712
0.05%
5.95%
1.12%
3/31/2010
DWS Multi Market Income Trust
160,000
157,808
0.04%
5.95%
2.15%
3/31/2010
DWS Strategic Income Trust
45,000
44,383
0.01%
5.95%
2.19%
3/31/2010
Total
3,500,000
3,452,050
0.77%
^The Security and Fund Performance is
calculated based on information provided by State Street
Bank.
*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the
security as of the quarter-end, the quarter
-end date is listed.


CITI


Rule 10f-3 Acquisition of Securities
from an Affiliate -


to


OVERSEAS SHIPHOLDING GROUP INC


Security Information


Security Purchased


Comparison Security


Comparison Security


 CUSIP


690368AH8


097751AS0


701081AS0


 Issuer


OVERSEAS SHIPHOLDING


BOMBARDIER INC


PARKER DRILLING CO


 Underwriters


CITI, HSBC, MS, DB, GS, ING


DB, MS, UBS


BAC, RBS, BCLY


 Years of continuous operation, including predecessors


> 3 years


> 3 years


> 3 years


 Security


OSG 8 1/8 03/30/18

BOMB 7 1/2 03/15/20


PKD 9 1/8 04/01/18


 Is the affiliate a manager or co-manager of offering?


Co-Manager


N/A


N/A


 Name of underwriter or dealer from which purchased


N/A


N/A


 Firm commitment underwriting?


Yes


Yes


Yes


 Trade date/Date of Offering


3/24/2010


3/15/2010


3/11/2010


 Total dollar amount of offering sold to QIBs


300,000,000

650,000,000


300,000,000


 Total dollar amount of any concurrent public offering


 -


 -


 -


 Total


300,000,000

650,000,000


300,000,000


 Public offering price


98.56


98.32


100.


 Price paid if other than public offering price


N/A


N/A


N/A


 Underwriting spread or commission


1.75%


0.02%


0.02%


 Rating


Ba3 /BB-


Ba2/BB+


B1/B+


 Current yield


8.0


7.5


9.125


Fund Specific Information


DWS Funds


Total Shares
Amount


$ Amount of
Purchase


% of Offering
Purchased by


Security
Performance^


Fund
Performance^


Measurement
Date*




































January 1


March 31, 2010


$


$


$


$


$


$


$


$


$


$


$


$



 Benchmark vs Spread (basis points)


495


415


576


DWS High Income Trust


210,000


206,976


0.07%


0.57%


0.00%


3/24/2010











$


DWS High Income VIP


205,000


202,048


0.07%


0.57%


0.00%


3/24/2010











$


DWS High Income Fund


1,665,000


1,641,024


0.56%


0.57%


0.00%


3/24/2010











$


DWS Strategic Income VIP


35,000


34,496


0.01%


0.59%


0.00%


3/24/2010











$


DWS Lifecycle Long Range Fund


15,000


14,784


0.01%


0.61%


0.00%


3/24/2010











$


DWS High Income Plus Fund


365,000


359,744


0.12%


0.57%


0.00%


3/24/2010











$


DWS Strategic Income Fund


190,000


187,264


0.06%


0.57%


0.00%


3/24/2010











$


DWS Multi Market Income Trust


250,000


246,400


0.08%


0.57%


0.00%


3/24/2010











$


DWS Strategic Income Trust


65,000


64,064


0.02%


0.56%


0.00%


3/24/2010











$


Total


3,000,000


2,956,800


1.0%











 ^The Security and Fund Performance is calculated based on information provided by State Street Bank.


 *If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



$








Security Information

Comparison Security
 Comparison Security
 Security Purchased

CUSIP
 302203AA2
 18451QAA6
 527298AN3

Issuer
 EXPRO FINANCE LUXEMBOURG
 CLEAR CHANNEL WORLDWIDE
 LEVEL 3 FINANCING INC

Underwriters
 DB, GS
 CITI, CS, DB, GS
 BAC, BCLY, CITI, CS, DB, JPM, MS

Years of continuous operation, including predecessors
 > 3 years
 > 3 years
 > 3 years

Security
 EXPRO 8 1/2 12/15/16
 CCU 9 1/4 12/15/23
 LVLT 10 02/01/18

Is the affiliate a manager or co-manager of offering?
 N/A
 N/A
 Co-Manager

Name of underwriter or dealer from which purchased
 N/A
 N/A
 BANK OF AMERICA

Firm commitment underwriting?
 Yes
 Yes
 Yes

Trade date/Date of Offering
 12/14/2009
 12/18/2009
 1/5/2010

Total amount of offering sold to QIBs
 1,400,000,000
 500,000,000
 640,000,000

Total amount of any concurrent public offering
 0
 0
 0

Total
 1,400,000,000
 500,000,000
 640,000,000

Public offering price
 96.210
 98.320
 97.982

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
 0.02%
 0.02%
 2.00%

Rating
 B1/B+
 B2/B
 Caa1/CCC

Current yield
 8.50
 9.25
 10.50

Benchmark vs Spread (basis points)
 622
 602
 692

Fund Specific Information

DWS Funds
 Total SharesAmount
 $ Amount of Purchase
 % of Offering Purchased by the Fund
 Security Performance^
 Fund Performance^
 Measurement Date*

DWS High Income Trust
 1,825,000
 1,788,172$
 0.28%
 1.55%
 0.43%
 1/6/2010

DWS High Income VIP
 395,000
 387,029$
 0.06%
 1.55%
 0.46%
 1/6/2010

DWS High Income Fund
 115,000
 112,679$
 0.02%
 1.55%
 0.55%
 1/6/2010

DWS Strategic Income VIP
 235,000
 230,258$
 0.04%
 1.55%
 0.45%
 1/6/2010

DWS Lifecycle Long Range Fund
 20,000
 19,596$
 0.00%
 1.55%
 0.12%
 1/6/2010

DWS High Income Plus Fund
 140,000
 137,175$
 0.02%
 1.55%
 0.43%
 1/6/2010

DWS Strategic Income Fund
 195,000
 191,065$
 0.03%
 1.55%
 0.43%
 1/6/2010

DWS Multi Market Income Trust
 40,000
 39,193$
 0.01%
 1.55%
 0.46%
 1/6/2010

DWS Strategic Income Trust
 35,000
 34,294$
 0.01%
 1.55%
 0.34%
 1/6/2010

Total
 3,000,000
 2,905,166$
 0.45%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information

Comparison Security
 Comparison Security
 Security Purchased

CUSIP
 695459AE7
 92203PAD8
 563571AG3

Issuer
 PAETEC HOLDING CORP
 VANGUARD HLT HDG LLC/INC
 MANITOWOC CO INC

Underwriters
 BAC, DB, CS
 JPM, DB
 BAC, DB, JPM, BNP, CS, MIZUHO

Years of continuous operation, including predecessors
 > 3 years
 > 3 years
 > 3 years

Security
 PAET 8 7/8 06/30/17
 VANGUA 8 02/01/24
 MTW 9 1/2 02/15/18

Is the affiliate a manager or co-manager of offering?
 N/A
 N/A
 Co-Manager

Name of underwriter or dealer from which purchased
 N/A
 N/A
 BANK OF AMERICA

Firm commitment underwriting?
 Yes
 Yes
 Yes

Trade date/Date of Offering
 1/7/2010
 1/20/2010
 5/10/2010

Total amount of offering sold to QIBs
 300,000,000
 950,000,000
 400,000,000

Total amount of any concurrent public offering
 0
 0
 0

Total
 300,000,000
 950,000,000
 400,000,000

Public offering price
 100.530
 98.320
 100.000

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
 0.02%
 0.02%
 2.00%

Rating
 NR/NR
 B3/CCC+
 Caa1/BB-

Current yield
 8.88
 8.00
 9.00

Benchmark vs Spread (basis points)
 539
 494
 609

Fund Specific Information

DWS Funds
 Total SharesAmount
 $ Amount of Purchase
 % of Offering Purchased by the Fund
 Security Performance^
 Fund Performance^
 Measurement Date*

DWS High Income Fund
 550,000
 550,000$
 0.14%
 1.50%
 0.00%
 2/3/2010

DWS High Income Plus Fund
 120,000
 120,000$
 0.03%
 1.50%
 0.00%
 2/3/2010

DWS High Income Trust
 70,000
 70,000$
 0.02%
 1.50%
 0.00%
 2/3/2010

DWS High Income VIP
 70,000
 70,000$
 0.02%
 1.50%
 0.00%
 2/3/2010

DWS Lifecycle Long Range Fund
 10,000
 10,000$
 0.00%
 1.50%
 0.00%
 2/3/2010

DWS Multi Market Income Trust
 85,000
 85,000$
 0.02%
 1.50%
 0.00%
 2/3/2010

DWS Strategic Income Fund
 60,000
 60,000$
 0.02%
 1.50%
 0.00%
 2/3/2010

DWS Strategic Income Trust
 25,000
 25,000$
 0.01%
 1.50%
 0.00%
 2/3/2010

DWS Strategic Income VIP
 10,000
 10,000$
 0.00%
 1.50%
 0.00%
 2/3/2010

Total
 1,000,000
 990,000$
 0.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.